SANFORD C. BERNSTEIN FUND, INC. —

CALIFORNIA MUNICIPAL PORTFOLIO

NEW YORK MUNICIPAL PORTFOLIO

SANFORD C. BERNSTEIN FUND II, INC. —

BERNSTEIN INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

August 1, 2025

Dear Stockholders:

We are pleased to inform you of the planned conversion of each Sanford C. Bernstein Fund, Inc., a Maryland corporation (“SCB Fund”), and Sanford C. Bernstein Fund II, Inc., a Maryland corporation (“SCB Fund II”), portfolio listed below, one or more of which you hold shares (each, an “Acquired Portfolio”), each of which is operated as a mutual fund, into an exchange-traded fund (“ETF”), which will continue to be managed by AllianceBernstein L.P. (the “Adviser”).

•	California Municipal Portfolio, a series of SCB Fund.

•	New York Municipal Portfolio, a series of SCB Fund.

•	Bernstein Intermediate Duration Institutional Portfolio, a series of SCB Fund II.

Pursuant to an Agreement and Plan of Acquisition and Termination (a “Plan”), each Acquired Portfolio will be converted into an ETF through the reorganization of the fund into a newly-created series of AB Active ETFs, Inc., a Maryland corporation (each, an “Acquiring Portfolio”), that has the same investment objective, the same investment policies and substantially similar investment strategies and the same portfolio management team as the mutual fund (a “Conversion”). We sometimes refer to each of the Acquired Portfolios and Acquiring Portfolios as a “Portfolio” and together, the “Portfolios”. The table below sets forth each Acquired Portfolio and its corresponding Acquiring Portfolio.

Acquired Portfolio	Corresponding Acquiring Portfolio	Expected Closing Date
California Municipal Portfolio	AB California Intermediate Municipal ETF	October 3, 2025
New York Municipal Portfolio	AB New York Intermediate Municipal ETF	November 7, 2025
Bernstein Intermediate Duration Institutional Portfolio	AB Core Bond ETF	November 7, 2025

The Conversions, which are expected to be consummated on or about the dates set forth above, are described in more detail in the attached combined Information Statement/Prospectus. You should review the combined Information Statement/Prospectus carefully and retain it for future reference. The Conversions do not require stockholder approval, and therefore you are not being asked to vote.

Each Conversion is structured to be a tax-free reorganization. In connection with each Conversion, the Acquiring Portfolio will acquire the assets of the corresponding Acquired Portfolio and assume the liabilities, expenses and obligations of such Acquired Portfolio, and you will receive shares of the Acquiring Portfolio and cash (corresponding to any fractional Acquired Portfolio shares), with an aggregate value equal to the value of your Acquired Portfolio shares as of the Closing Date. Following the Conversion, the Acquired Portfolio will be terminated.

We believe each Conversion will result in multiple benefits for investors. The Boards of Directors of SCB Fund and SCB Fund II, the members of which also oversee the management of the Acquiring Portfolios, have approved the Conversions based on their determination that each Conversion is in the best interest of the applicable Acquired Portfolio. Expected benefits include:

1.	Lower Total Expenses: The total annual fund operating expenses of each Acquiring Portfolio are expected to be lower than the net expenses of each share class of its corresponding Acquired Portfolio.

2.

Trading Flexibility: Unlike shares of an Acquired Portfolio, which can only be purchased or sold once per day based on the Acquired Portfolio’s net asset value (“NAV”) determined as of 4:00 p.m. Eastern Time, shares of an Acquiring Portfolio can be purchased or sold on an exchange throughout the trading day based on market prices, which will give the Acquiring Portfolio’s stockholders the benefit of intra-day tradability.

3.

Increased Transparency: As a stockholder of an Acquiring Portfolio, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Portfolio. The Acquired Portfolios do not provide full daily transparency into their underlying portfolio holdings.

4.	Enhanced Tax Efficiency: Reorganizing the Acquired Portfolios into the Acquiring Portfolios has the potential to reduce capital gains distributions and improve tax efficiency.

5.

Tax-Free Reorganization: Each Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Stockholders of an Acquired Portfolio generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Conversion (except with respect to cash received, as explained in the Information Statement/Prospectus).

6.	Higher Invested Assets: The Acquiring Portfolios are expected to hold less cash than the Acquired Portfolios and may have the potential to have a higher portion of invested assets.

There are also certain risks, costs and other considerations associated with the Conversions that should be considered, including the risk that shares of an ETF trade in the secondary market at prices that differ from their NAV, that stockholders of an ETF may be charged fees and commissions by their brokers when effecting transactions in ETF shares, that certain account types generally cannot hold shares of ETFs and certain other risks and considerations associated with ETF shares. In addition, because each Acquiring Portfolio is expected to effect many of its creations and redemptions of shares for cash rather than for securities, an investment in these ETFs is expected to be less tax-efficient than an investment in an ETF that effects redemptions of large aggregations of shares (“Creation Units”) primarily on an in-kind basis. We believe, however, that the benefits of the Conversions substantially outweigh the risks, costs and other considerations.

Stockholders of an Acquired Portfolio should know the options available to them with respect to the Conversion. Those include: (i) maintaining current positions in Acquired Portfolio shares and receiving Acquiring Portfolio shares on the Closing Date; (ii) exchanging Acquired Portfolio shares for shares of another eligible mutual fund prior to the Conversion; and (iii) redeeming Acquired Portfolio shares prior to the Conversion. Stockholders should also consider possible tax consequences of (ii) and (iii) since those would be outside of the tax-free Conversion.

Importantly, in order to receive shares of an Acquiring Portfolio as part of a Conversion, you must hold your Acquired Portfolio shares through a brokerage account that can accept shares of an ETF. If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the corresponding Acquiring Portfolio as part of a Conversion. Instead, your Acquired Portfolio shares will be redeemed and you will receive a cash payment in redemption of your Acquired Portfolio shares. The redemption of your Acquired Portfolio shares may be a taxable event. Private clients of Bernstein Private Wealth Management (“Bernstein”) generally will be eligible to receive shares of an Acquiring Portfolio.

Prior to the Conversion of California Municipal Portfolio into AB California Intermediate Municipal ETF, AB Intermediate California Municipal Class A and AB Intermediate California Municipal Class C shares of California Municipal Portfolio will be automatically converted into California Municipal Advisor Class shares. California Municipal Class shares of California Municipal Portfolio will not be converted prior to the Conversion.

Prior to the Conversion of New York Municipal Portfolio into AB New York Intermediate Municipal ETF, AB Intermediate New York Municipal Class A and AB Intermediate New York Municipal Class C shares of New York Municipal Portfolio will be automatically converted into AB Intermediate New York Municipal Advisor Class shares. New York Municipal Class shares of New York Municipal Portfolio will not be converted prior to the Conversion.

Each automatic conversion will be tax-free to stockholders of the Acquired Portfolio.

If you do not currently hold your Acquired Portfolio shares through a brokerage account that can hold shares of an ETF, please review the accompanying Information Statement/Prospectus closely for additional actions that you must take to receive shares of the corresponding Acquiring Portfolio as part of a Conversion. No further action is required for stockholders that hold Acquired Portfolio shares through a brokerage account that can hold shares of an Acquiring Portfolio.

Sincerely,

Alexander Chaloff

President, SCB Fund

Onur Erzan

President, SCB Fund II

QUESTIONS AND ANSWERS

Stockholders should read this entire Information Statement/Prospectus carefully. The following questions and answers will help explain each Conversion (as defined below), including the reasons for each Conversion. A more detailed discussion of each Conversion follows this section.

Q.	What is this document and why did we send this document to you?

A.

The attached Information Statement/Prospectus provides you with information about the conversion (each, a “Conversion”) of each Sanford C. Bernstein Fund, Inc., a Maryland corporation (“SCB Fund”), and Sanford C. Bernstein Fund II, Inc., a Maryland corporation (“SCB Fund II”), portfolio listed below, one or more of which you hold shares (each, an “Acquired Portfolio”), each of which is currently operated as a mutual fund, into a newly-created series of AB Active ETFs, Inc. (each, an “Acquiring Portfolio”).

Acquired Portfolio	Corresponding Acquiring Portfolio
California Municipal Portfolio, a series of SCB Fund	AB California Intermediate Municipal ETF, a series of AB Active ETFs, Inc.
New York Municipal Portfolio, a series of SCB Fund	AB New York Intermediate Municipal ETF, a series of AB Active ETFs, Inc.
Bernstein Intermediate Duration Institutional Portfolio, a series of SCB Fund II	AB Core Bond ETF, a series of AB Active ETFs, Inc.

Each Acquiring Portfolio is an exchange-traded fund (“ETF”) and has the same investment objective, the same strategies and the same fundamental policies as its corresponding Acquired Portfolio, except for AB Core Bond ETF, which will have substantially similar investment strategies as its corresponding Acquired Portfolio. As an ETF, each Acquiring Portfolio’s shares will be listed and traded on NYSE Arca, Inc. (the “Exchange”) following the Conversions. Each Conversion will be accomplished in accordance with an Agreement and Plan of Acquisition and Termination (a “Plan”). The form of Plan is attached as Exhibit A to the Information Statement/Prospectus.

Each Plan provides for (i) the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio, (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the corresponding Acquired Portfolio, (iii) the receipt by stockholders of the Acquired Portfolio of shares of the corresponding Acquiring Portfolio, equal in aggregate value to the NAV of their Acquired Portfolio shares (less cash corresponding to any fractional share amount), and (iv) the cessation of operations and termination of the Acquired Portfolio. Shares of each Acquiring Portfolio will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares in a brokerage account, the Acquired Portfolio stockholder will not receive a distribution of an Acquiring Portfolio’s shares and in lieu thereof shall receive cash in redemption of their Acquired Portfolio shares, which could be a taxable event for the stockholder.

The IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED PORTFOLIO SHARES—QUESTIONS AND ANSWERS, beginning on page vii, provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding Acquired Portfolio shares to holding shares of an Acquiring Portfolio.

Q.	Has the Board of Directors approved each Conversion?

A.

Yes. Each Board of Directors overseeing the management of the Acquired Portfolios and the Acquiring Portfolios, which are composed of the same Directors, approved the Conversion. After considering the recommendation of AllianceBernstein L.P. (the “Adviser”), the Board of Directors of each of SCB Fund and SCB Fund II (together, the “Acquired Portfolios Boards” or “Boards”), including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Portfolios as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that participating in each Conversion is in the best interests of each Acquired Portfolio and that the interests of existing Acquired Portfolios’ stockholders will not be diluted as a result of the Conversions.

Q.	Why are the Conversions occurring?

A.

The Boards concluded that each Conversion, which was recommended by the Adviser, is in the best interests of the respective Acquired Portfolio because it is expected to provide certain potential benefits including lower total expenses, intra-day share trading flexibility, increased transparency of portfolio holdings, enhanced tax efficiency and higher invested assets due to reduced cash holdings. Prior to approving each Conversion, the Directors also took into consideration the differing risks and costs of the Portfolios, as set forth in more detail in the Information Statement/Prospectus. In reaching their conclusions, the Directors considered the different advisory fee structures of the Portfolios, including a comparison of the fees and expenses for each Portfolio and the pro forma combined Portfolios, as well as the costs and expenses of each Conversion, including that each Conversion will be tax-free to stockholders in most instances (as discussed further in Information About the Plans—Federal Income Tax Consequences) and that the Adviser and the Acquired Portfolios will pay the expenses of each Conversion (as discussed further in Information About the Plans—Who will bear the expenses of the Conversions?). The Directors also considered that each Acquired Portfolio and its corresponding Acquiring Portfolio have identical investment objectives, identical fundamental investment policies, identical investment strategies, except for Bernstein Intermediate Duration Institutional Portfolio, which has substantially similar investment strategies as its respective Acquiring Portfolio, and the same portfolio management team.

Q.	How will a Conversion affect me as a stockholder?

A.

When a Conversion is consummated, you will cease to be a stockholder of the Acquired Portfolio and will become a stockholder of the corresponding Acquiring Portfolio, so long as you hold your shares of an Acquired Portfolio in a brokerage account that can hold shares of an Acquiring Portfolio. Upon completion of a Conversion, you will own shares of an Acquiring Portfolio having an aggregate net asset value (“NAV”) equal to the value of the Acquired Portfolio shares you owned when the Conversion happened, as adjusted for fractional shares (see below). Shares of an Acquiring Portfolio will be transferred to your brokerage account, or if you do not have a brokerage account that can hold shares of an Acquiring Portfolio, your Acquired Portfolio shares will be redeemed and you will receive a cash payment in redemption of those shares, which may be taxable. The Acquiring Portfolios do not issue fractional shares. As a result, some stockholders who are otherwise receiving shares of an Acquiring Portfolio may receive a small cash payment as of the Closing Date, which will be taxable, in lieu of a portion of their Acquired Portfolio shares.

After the Conversions, individual shares of the Acquiring Portfolios may be purchased and sold on the national securities exchange on which the Acquiring Portfolios are listed. Should you decide to purchase or sell shares of an Acquiring Portfolio after a Conversion, you will need to place a trade through a broker who will execute your trade on the exchange at then current market prices. Because Acquiring Portfolio shares trade at market prices rather than at NAV, Acquiring Portfolio shares may trade at a price less than (discount) or greater than (premium) the Portfolio’s NAV per share. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although most ETFs trade with no transaction fees (NTF) or commissions on many platforms.

Q.	Am I Being Asked to Vote on a Conversion?

A.	No. Stockholders are not required to approve the Conversions under Maryland law or the 1940 Act.

Q.	Will a Conversion affect the way my investments are managed?

A.

No. The Adviser is also the investment adviser to each Acquiring Portfolio and each Acquiring Portfolio will be managed by the same portfolio management team and will have the same investment objective, the same fundamental policies and the same strategies, except for AB Core Bond ETF, which will have substantially similar investment strategies as its corresponding Acquired Portfolio.

Q.	Will the fees and expenses of each Acquiring Portfolio be lower than the fees and expenses of its corresponding Acquired Portfolio?

A.

Yes. Following the Conversions, each Acquiring Portfolio is expected to have a lower total expense ratio than each share class of its corresponding Acquired Portfolio after taking into consideration fees waived and/or expenses reimbursed pursuant to an expense limitation agreement between the Adviser and the Acquired Portfolio.

More information on the effects of the potential expense reductions is available in the Information Statement/Prospectus.

Q.	Are there other benefits that I could experience as a stockholder of an Acquiring Portfolio?

A.

Yes. In addition to lower total expenses, as a stockholder of an Acquiring Portfolio you could also benefit from intra-day trading flexibility, increased transparency of portfolio holdings, and the potential for enhanced tax efficiency.

•

Trading Flexibility. As a stockholder of an Acquired Portfolio, you can only purchase or redeem your Acquired Portfolio shares at a price based on the Acquired Portfolio’s NAV that is next calculated after your order is received by the Acquired Portfolio. This NAV is calculated once per business day. As a stockholder of an Acquiring Portfolio, however, you will be able to purchase and sell shares of the Acquiring Portfolio throughout a trading day on the secondary market. These trades will occur at then current market prices, which may be higher or lower than the Acquiring Portfolio’s NAV per share. This intraday liquidity will give you the opportunity to act on purchase and sale decisions throughout the trading day, rather than waiting to transact at the Acquiring Portfolio’s NAV per share.

•

Increased Transparency. Currently, each Acquired Portfolio only provides periodic disclosure of its complete portfolio holdings. In contrast, each Acquiring Portfolio will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Portfolio, will be found on each Acquiring Portfolio’s website at www.abfunds.com.

•

Enhanced Tax Efficiency. Stockholders of each Acquired Portfolio also are expected to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows stockholders of an ETF to defer the realization of a portion of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can result in the realization of capital gains by the mutual fund that impact all taxable stockholders of the mutual fund. Because the Acquiring Portfolios expect to effect many of their creations and redemptions of shares for cash rather than for securities, an investment in these ETFs is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.

Q.	Are there any differences in risks between an Acquired Portfolio and its corresponding Acquiring Portfolio?

A.

Yes. While most of the risks of an Acquired Portfolio and its corresponding Acquiring Portfolio are the same, the Acquiring Portfolio is subject to certain risks unique to operating as an ETF. For example, you will be subject to the risk that shares of an Acquiring Portfolio will trade at market prices that are above (premium) or below (discount) the Acquiring Portfolio’s NAV per share, whereas shares of an Acquired Portfolio are purchased and sold at prices based upon their NAV as next determined after an order is received. You will also be subject to the risk that an Acquiring Portfolio’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with an Acquiring Portfolio, do not engage in such transactions, which could cause the Acquiring Portfolio’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For additional discussion of these and other risk factors, please see the section entitled “Principal Risks.” We discuss these risks later in the Information Statement/Prospectus.

Q.	What other differences should I be aware of as a stockholder of an Acquiring Portfolio?

A.

Currently, as a stockholder of an Acquired Portfolio, which is a mutual fund, you can only purchase or redeem your Acquired Portfolio shares at a price based on the Acquired Portfolio’s NAV that is next calculated after your order is received by the Acquired Portfolio, subject to any applicable sales charges and fees.

By contrast, Acquiring Portfolio shares, which are ETF shares, may only be purchased and sold on the secondary market through a broker at then current market prices. When you buy or sell shares of an Acquiring Portfolio through a broker, you may incur a brokerage commission or other charges imposed by the broker. Furthermore, as discussed in more detail below, not all account types can hold shares of ETFs.

In addition, California Municipal Portfolio and New York Municipal Portfolio operate with a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. By contrast, each Acquiring Portfolio, by virtue of operating in an ETF structure, will not issue multiple classes of shares and all stockholders will own shares of common stock of an Acquiring Portfolio rather than a particular class of shares.

Q.	Will stockholders have to pay any sales load, commission or other similar fee in connection with a Conversion?

A.	No. Stockholders will not pay any sales load, commission or other similar fee in connection with the receipt of ETF shares due to a Conversion.

v

Q.	When will the Conversions take place?

A.	The Conversions are expected to happen on or about the dates set forth below (the “Closing Date”).

Acquired Portfolio	Corresponding Acquiring Portfolio	Expected Closing Date
California Municipal Portfolio	AB California Intermediate Municipal ETF	October 3, 2025
New York Municipal Portfolio	AB New York Intermediate Municipal ETF	November 7, 2025
Bernstein Intermediate Duration Institutional Portfolio	AB Core Bond ETF	November 7, 2025

The Acquired Portfolios intend to publicly disclose material developments, including the date of the Conversions. The closing of any one Conversion is not contingent upon the closing of any other Conversion.

Q.	Who will bear the expenses of the Conversions?

A.

Under each Plan, direct expenses relating to each Conversion, including printing and mailing costs and fees of counsel to the Portfolios (excluding fees for counsel to the disinterested Directors) are expected to be borne by the Adviser and the Portfolios as follows:

(i)	Legal Expenses:

(a) Legal expenses of an Acquiring Portfolio relating to its Conversion, including legal expenses relating to the offering of shares of the Acquiring Portfolio will be borne by the Adviser pursuant to each Acquiring Portfolio’s unitary fee arrangement.

(b) The legal costs of the Conversions of each of California Municipal Portfolio and New York Municipal Portfolio would be borne by those Portfolios, respectively. With respect to Bernstein Intermediate Duration Institutional Portfolio, the legal costs of the Conversion for the Portfolio would be borne by the Adviser pursuant to the current expense limitation agreement.

(ii)

Other Conversion Costs: Other offering costs of an Acquiring Portfolio will be borne by the Adviser pursuant to the unitary fee structure. With respect to the other Conversion costs of a Conversion, such costs will be allocated (a) 50% to the Acquiring Portfolio and borne by the Adviser pursuant to the unitary fee structure and (b) 50% to the Acquired Portfolio. With respect to Bernstein Intermediate Duration Institutional Portfolio, such cost allocation to the Acquired Portfolio would be borne by the Adviser pursuant to the current expense limitation agreement.

A more detailed overview of the expected expenses of the Conversions is described below.

Q.	Will a Conversion result in any federal tax liability to me?

A.

Each Conversion is intended to be treated as a tax-free Conversion for U.S. federal income tax purposes. If a Conversion qualifies for tax-free treatment, Acquired Portfolio stockholders who are U.S. citizens or permanent residents would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Portfolio shares for Acquiring Portfolio shares pursuant to a Conversion (except with respect to cash received).

In addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of your Acquired Portfolio shares is returned to you or if your Acquired Portfolio shares are transferred by your financial intermediary to a different investment option because you did not hold your Acquired Portfolio shares through a brokerage account that can accept shares of an Acquiring Portfolio on the Closing Date of a Conversion.

Stockholders should consult their tax advisors about possible federal, state, local and foreign tax consequences of a Conversion, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Conversions only.

Q.	Can I purchase, redeem or exchange Acquired Portfolio shares before its Conversion takes place?

A.	Yes. You can purchase, exchange or redeem Acquired Portfolio shares until the dates set forth in the chart below.

Acquired Portfolio	Expected Last Day to Purchase Acquired Portfolio Shares	Expected Last Day to Exchange or Redeem Acquired Portfolio Shares
California Municipal Portfolio	September 26, 2025	October 2, 2025
New York Municipal Portfolio	October 31, 2025	November 6, 2025
Bernstein Intermediate Duration Institutional Portfolio	October 31, 2025	November 6, 2025

Any shares not redeemed before the date of a Conversion, will be exchanged for shares of the respective Acquiring Portfolio, unless they are not held in a brokerage account that can hold ETF shares. If you do not hold your shares in a brokerage account that can hold ETF shares, your shares will be redeemed immediately before a Conversion, which could be a taxable event for you.

Q.	Whom do I contact for further information?

A.

You can contact your financial advisor or other financial intermediary for further information. You also may contact the Adviser at 800-221-5672. You can also find information online at www.abfunds.com.

Important additional information about the Conversions is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED PORTFOLIO SHARES

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your account holding Acquired Portfolio shares prior to a Conversion in order to receive shares of an Acquiring Portfolio.

Q.	What types of accounts can receive shares of an Acquiring Portfolio as part of a Conversion?

A.

If you hold your Acquired Portfolio shares in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of an Acquiring Portfolio in a Conversion. No further action is required.

Private clients of Bernstein Private Wealth Management (“Bernstein”) generally will be eligible to receive shares of an Acquiring Portfolio in a Conversion.

Q.	What types of accounts cannot receive shares of an Acquiring Portfolio as part of a Conversion?

A.	The following account types generally cannot hold shares of ETFs:

•

Fund Direct Accounts. If you hold your Acquired Portfolio shares in an account directly with an Acquired Portfolio at its transfer agent, SS&C GIDS, Inc. with respect to the California Municipal Class and New York Municipal Class shares of the California Municipal Portfolio and New York Municipal Portfolio, respectively, and AllianceBernstein Investor Services, Inc. (“ABIS”) with respect to Class A, Class C and Advisor Class shares of the California Municipal Portfolio and New York Municipal Portfolio, and SS&C GIDS, Inc. as the transfer agent for Bernstein Intermediate Duration Institutional Portfolio (a “fund direct account”), you should transfer your Acquired Portfolio shares to a brokerage account that can accept shares of an Acquiring Portfolio prior to a Conversion. For this purpose, a fund direct account includes a fund direct IRA. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to a Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of the Acquired Portfolio shares. You have a fund direct account if you receive quarterly account statements directly from an Acquired Portfolio and not from a third-party broker-dealer.

•

Non-Accommodating Brokerage Accounts. If you hold your Acquired Portfolio shares in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

•

Non-Accommodating Retirement Accounts. If you hold your Acquired Portfolio shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to make a new investment selection in your non-accommodating retirement account or your financial intermediary may divest you from an Acquired Portfolio and select a different investment option prior to a Conversion.

If you are unsure about the ability of your account to accept shares of an applicable Acquiring Portfolio, please call 800-221-5672 or contact your financial advisor or other financial intermediary (if you are a private client of Bernstein, please contact your Bernstein advisor).

Q.	How do I transfer my Acquired Portfolio shares from a fund direct account to a brokerage account that accepts ETF shares?

A.

Transferring your Acquired Portfolio shares from a fund direct account to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please contact your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with an Acquired Portfolio into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Acquired Portfolio. Your broker will require your account number with the Acquired Portfolio, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Portfolio’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate this transfer, the better.

Q.	How do I transfer my Acquired Portfolio shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Portfolio shares?

A.

The broker where you hold your Acquired Portfolio shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to hold ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.	What will happen if I do not have a brokerage account that can accept Acquiring Portfolio shares at the time of a Conversion?

A.

If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, your Acquired Portfolio shares will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to a Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment to a different investment option prior to a Conversion. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses charged by your intermediary and may also be subject to tax. It may take time for you to receive your cash payments. Payment of redemption proceeds may take up to seven days. Please consult with your financial intermediary for more information on the impact that a Conversion will have on you and your investments.

Q.	What if I don’t want to hold ETF shares?

A.

If you don’t want to receive Acquiring Portfolio shares in connection with a Conversion, you may redeem your Acquired Portfolio shares or exchange those shares for shares of another eligible mutual fund prior to the Conversion. The chart below sets forth the dates expected to be the last day for each Acquired Portfolio to exchange your Acquired Portfolio shares for shares of another eligible mutual fund and the last day to redeem your Acquired Portfolio shares.

Acquired Portfolio	Expected Last Day to Exchange or Redeem Acquired Portfolio Shares
California Municipal Portfolio	October 2, 2025
New York Municipal Portfolio	November 6, 2025
Bernstein Intermediate Duration Institutional Portfolio	November 6, 2025

Generally, there are no costs or fees associated with an exchange of Acquired Portfolio shares. The redemption or exchange of your Acquired Portfolio shares may be a taxable event.

JOINT

INFORMATION STATEMENT/PROSPECTUS

Acquisition of the Assets and Assumption of the Liabilities of:

SANFORD C. BERNSTEIN FUND, INC. — CALIFORNIA MUNICIPAL PORTFOLIO

By, and in Exchange for the Shares of,

AB ACTIVE ETFs, INC. — AB CALIFORNIA INTERMEDIATE MUNICIPAL ETF

And

SANFORD C. BERNSTEIN FUND, INC. — NEW YORK MUNICIPAL PORTFOLIO

By, and in Exchange for the Shares of,

AB ACTIVE ETFs, INC. — AB NEW YORK INTERMEDIATE MUNICIPAL ETF

And

SANFORD C. BERNSTEIN FUND II, INC. — BERNSTEIN INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

By, and in Exchange for the Shares of,

AB ACTIVE ETFs, INC. — AB CORE BOND ETF

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

August 1, 2025

This Information Statement/Prospectus is being furnished to you as a stockholder of one or more of the Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., each a Maryland corporation (respectively, “SCB Fund” and “SCB Fund II”), with respect to the mutual funds listed below in which you hold shares (each, an “Acquired Portfolio”). This Information Statement/Prospectus describes a plan to reorganize each Acquired Portfolio into an exchange-traded fund (“ETF”) (each, an “Acquiring Portfolio”), which will continue to be managed by AllianceBernstein L.P. (the “Adviser”).

Acquired Portfolio	Corresponding Acquiring Portfolio
California Municipal Portfolio, a series of SCB Fund	AB California Intermediate Municipal ETF, a series of AB Active ETFs, Inc.
New York Municipal Portfolio, a series of SCB Fund	AB New York Intermediate Municipal ETF, a series of AB Active ETFs, Inc.
Bernstein Intermediate Duration Institutional Portfolio, a series of SCB Fund II	AB Core Bond ETF, a series of AB Active ETFs, Inc.

California Municipal Portfolio and New York Municipal Portfolio are series of SCB Fund and Bernstein Intermediate Duration Institutional Portfolio is a series of SCB Fund II. AB California Intermediate Municipal ETF, AB New York Intermediate Municipal ETF and AB Core Bond ETF are newly-created series of AB Active ETFs, Inc., a Maryland corporation (together with SCB Fund and SCB Fund II, the “Companies” and, each, a “Company”). The reorganization of the Acquired Portfolio in which you hold shares into its corresponding Acquiring Portfolio is referred to as a conversion (“Conversion”). Each Acquired Portfolio will subsequently be liquidated after its Conversion. We sometimes refer to each of the Acquired Portfolio and Acquiring Portfolio as a “Portfolio” and together, the “Portfolios.”

The Board of Directors of each of SCB Fund and SCB Fund II (the “Acquired Portfolios Boards” or “Boards”) approved the Conversions. The Acquired Portfolios Boards, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Portfolios as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that, for each Acquired Portfolio, participation in a Conversion is in the best interests of the Acquired Portfolio and that the interests of existing Acquired Portfolio stockholders will not be diluted as a result of a Conversion.

Each Conversion will be accomplished in accordance with an Agreement and Plan of Acquisition and Termination (a “Plan”). Each Plan provides for (i) the transfer of all of the assets of an Acquired Portfolio to an Acquiring Portfolio, (ii) the assumption by an Acquiring Portfolio of all of the liabilities of an Acquired Portfolio, (iii) the receipt by stockholders of an Acquired Portfolio of shares of an Acquiring Portfolio, equal in aggregate net asset value (“NAV”) to the value of their Acquired Portfolio shares (less cash corresponding to any fractional share amount), and (iv) the cessation of operations and termination of an Acquired Portfolio. A copy of the form of the Plan pertaining to the Conversions is included as Exhibit A to this Information Statement/Prospectus.

For federal income tax purposes, each Conversion is structured to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). If you remain a stockholder of an Acquired Portfolio on the Closing Date (as defined below) of a Conversion, you will receive shares of an Acquiring Portfolio and, in some cases, cash that combined with the shares will have the same value as your Acquired Portfolio shares on that date. Shares of an Acquiring Portfolio are not issued in fractional shares. As a result, cash will be paid to some stockholders in lieu of fractional shares of an Acquiring Portfolio, which may be taxable. If you do not hold your Acquired Portfolio shares through a brokerage account that can accept shares of an Acquiring Portfolio on the Closing Date of a Conversion, you will not receive shares of an Acquiring Portfolio as part of a Conversion. Instead, your Acquired Portfolio shares will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. If you hold Acquired Portfolio shares through a fund direct individual retirement account (“IRA”) and do not take action prior to a Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of an Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in an Acquired Portfolio to a different investment option prior to a Conversion. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Payment of redemption proceeds may take up to seven days. Please consult with your financial intermediary for more information on the impact that a Conversion will have on you and your investments.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. IF YOU WOULD LIKE TO RECEIVE ETF SHARES UPON THE CLOSING DATE OF ONE OR MORE CONVERSIONS, PLEASE CONFIRM WHETHER YOUR BROKERAGE ACCOUNT CAN ACCEPT SHARES OF AN ETF (AND, IF NOT, TAKE THE ACTIONS DESCRIBED HEREIN). IF YOU DO NOT WISH TO RECEIVE ETF SHARES IN CONNECTION WITH ONE OR MORE CONVERSIONS, PLEASE SEE BELOW FOR THE EXPECTED LAST DAYS TO EXCHANGE OR REDEEM ACQUIRED PORTFOLIO SHARES.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Each Acquired Portfolio and its corresponding Acquiring Portfolio have identical investment objectives, identical fundamental investment policies, identical investment strategies, except for Bernstein Intermediate Duration Institutional Portfolio, which has substantially similar investment strategies as its respective Acquiring Portfolio, and identical portfolio management teams. The principal executive offices of SCB Fund, SCB Fund II and AB Active ETFs, Inc. are located at 66 Hudson Boulevard East, 26th Floor, New York, New York 10001.

Shares of each Acquiring Portfolio will be listed for trading on NYSE Arca, Inc. (the “Exchange”).

Each Conversion is anticipated to occur after the close of trading on the date set forth below (the “Closing Date”).

Acquired Portfolio	Corresponding Acquiring Portfolio	Expected Closing Date
California Municipal Portfolio	AB California Intermediate Municipal ETF	October 3, 2025
New York Municipal Portfolio	AB New York Intermediate Municipal ETF	November 7, 2025
Bernstein Intermediate Duration Institutional Portfolio	AB Core Bond ETF	November 7, 2025

The Closing Date may be delayed. The Acquired Portfolios will publicly disclose any changes to the applicable Closing Date. The closing of one Conversion is not contingent on the closing of any other Conversion.

In preparation for the closing of each Conversion, purchase orders, exchange orders and redeem orders must be received by each Acquired Portfolio by the dates set forth in the chart below.

Acquired Portfolio	Expected Last Day to Purchase Acquired Portfolio Shares	Expected Last Day to Exchange or Redeem Acquired Portfolio Shares
California Municipal Portfolio	September 26, 2025	October 2, 2025
New York Municipal Portfolio	October 31, 2025	November 6, 2025
Bernstein Intermediate Duration Institutional Portfolio	October 31, 2025	November 6, 2025

These dates may change if the Closing Date of a Conversion changes.

Any Acquired Portfolio shares that you hold after the final redemption date will be used to determine the number of Acquiring Portfolio shares and/or amount of cash that you will receive in a Conversion.

The Acquiring Portfolios are expected to begin trading on the dates set forth below.

Acquiring Portfolio	Expected Trading Date
AB California Intermediate Municipal ETF	October 6, 2025
AB New York Intermediate Municipal ETF	November 10, 2025
AB Core Bond ETF	November 10, 2025

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know before investing. This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by AB Active ETFs, Inc. with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to each Acquiring Portfolio and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Information Statement/Prospectus and the proposed Conversions (the “Statement of Additional Information”), dated August 1, 2025, is available upon request and without charge by contacting the Portfolios. The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus.

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California Municipal Portfolio and New York Municipal Portfolio prospectus and SAI dated January 31, 2025, for SCB Fund, which is on file with the SEC (File Nos. 811-05555 and 33-21844) (Accession No. 0000919574-25-000546);

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Bernstein Intermediate Duration Institutional Portfolio prospectus and SAI dated January 31, 2025, for SCB Fund II, which is on file with the SEC (File Nos. 811-21034 and 333-82336) (Accession No. 0000919574-25-000538); and

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AB California Intermediate Municipal ETF, AB New York Intermediate Municipal ETF and AB Core Bond ETF prospectus and SAI dated July 26, 2025, for AB Active ETFs, Inc., which is on file with the SEC (File  Nos. 811-23799 and 333-264818) (Accession No. 0000919574-25-004245).

The file numbers of SCB Fund are 811-05555 and 33-21844, the file numbers of SCB Fund II are 811-21034 and 333-82336, and the file numbers of AB Active ETFs, Inc. are 811-23799 and 333-264818.

The Acquired Portfolios can be reached by calling 800-221-5672 or by writing to AllianceBernstein Investor Services, Inc. (“ABIS”), P.O. Box 786003, San Antonio, TX 78278-6003, or with respect to private clients of Bernstein, by contacting your Bernstein advisor, by calling 212-486-5800, or by writing to 501 Commerce Street, Nashville, Tennessee 37203.

The prospectus, statement of additional information, and Annual Reports and Semi-Annual Reports of the Acquired Portfolios, where applicable, are available at www.bernstein.com.

You may request free copies of the prospectus and SAI of the Acquired Portfolios (including any supplement thereto) and the prospectus and SAI of the Acquiring Portfolios from ABIS by calling 800-221-5672, or by writing to P.O. Box 786003, San Antonio, Texas 78278-6003, or with respect to private clients of Bernstein, by contacting your Bernstein advisor, by calling 212-486-5800, or by writing to 501 Commerce Street, Nashville, Tennessee 37203.

You may also request free copies of the prospectus and SAI of the Acquiring Portfolios from Foreside Fund Services, LLC (“Foreside”) by calling (800) 243-5994, or by writing to Three Canal Plaza, Suite 100, Portland, Maine 04101.

All available materials have been filed with the SEC.

SCB Fund, SCB Fund II and AB Active ETFs, Inc. also file proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Information Statement/Prospectus dated August 1, 2025, is expected to be mailed to stockholders of each Acquired Portfolio on or about August 1, 2025.

AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Stockholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Conversion, a form of which is attached to this Information Statement/Prospectus in Exhibit A, and the Acquiring Portfolio Prospectus, which accompanies this Information Statement/Prospectus. For purposes of this Information Statement/Prospectus, the terms “stockholder”, “you”, and “your” refer to stockholders of the Acquired Portfolios.

What is happening to each Acquired Portfolio?

Each Acquired Portfolio, which is currently operated as a mutual fund, will be converted into an ETF through the conversion of an Acquired Portfolio into the newly-created Acquiring Portfolio, which has the same investment objective, the same fundamental investment policies and the same strategies as its corresponding Acquired Portfolio, except for Bernstein Intermediate Duration Institutional Portfolio, which has substantially similar investment strategies as its respective Acquiring Portfolio. As an ETF, an Acquiring Portfolio’s shares will be traded on the NYSE Arca, Inc. (the “Exchange”). The transaction between the Acquired Portfolio in which you hold shares and its corresponding Acquiring Portfolio is referred to in this Information Statement/Prospectus as a “Conversion.” Each Conversion will be accomplished in accordance with a Plan. For reference purposes, the names of each Acquired Portfolio and Acquiring Portfolio are listed in the chart below.

Acquired Portfolio	Acquiring Portfolio
California Municipal Portfolio, a series of SCB Fund	AB California Intermediate Municipal ETF, a series of AB Active ETFs, Inc.
New York Municipal Portfolio, a series of SCB Fund	AB New York Intermediate Municipal ETF, a series of AB Active ETFs, Inc.
Bernstein Intermediate Duration Institutional Portfolio, a series of SCB Fund II	AB Core Bond ETF, a series of AB Active ETFs, Inc.

How will the Conversions work?

Each Plan provides for (i) the transfer of all of the assets of an Acquired Portfolio to the corresponding Acquiring Portfolio, (ii) the assumption by an Acquiring Portfolio of all of the liabilities of the corresponding Acquired Portfolio, (iii) the receipt by stockholders of an Acquired Portfolio of shares of the corresponding Acquiring Portfolio, equal in aggregate value to the value of their Acquired Portfolio shares (less cash corresponding to any fractional share amount), and (iv) the cessation of operations and termination of each Acquired Portfolio. Stockholders of an Acquired Portfolio will not be assessed any sales charges or other stockholder fees in connection with a Plan.

Shares of each Acquiring Portfolio will be transferred to each stockholder’s brokerage account if such brokerage account is able to hold ETF shares. If a stockholder does not hold their Acquired Portfolio shares in a brokerage account, or a stockholder holds their Acquired Portfolio shares in a brokerage account that cannot hold ETF shares, the Acquired Portfolio stockholder will not receive a distribution of an Acquiring Portfolio’s shares. Instead, the stockholder will receive a cash payment in redemption of their Acquired Portfolio shares before the Conversion is effected. This exchange will occur on the Closing Date of the Conversion, which is the specific date on which the Conversion takes place. The Closing Date of each Conversion is expected to occur after the close of business on or about the date set forth in the chart below.

Acquired Portfolio	Corresponding Acquiring Portfolio	Expected Closing Date
California Municipal Portfolio	AB California Intermediate Municipal ETF	October 3, 2025
New York Municipal Portfolio	AB New York Intermediate Municipal ETF	November 7, 2025
Bernstein Intermediate Duration Institutional Portfolio	AB Core Bond ETF	November 7, 2025

Why are the Conversions happening and did the Board approve the Conversions?

After considering the recommendation of the Adviser, the Directors of the Acquired Portfolios Boards (who are also the Directors of AB Active ETFs, Inc.) concluded that each Conversion is in the best interests of each Acquired Portfolio.

Each Acquiring Portfolio will pursue the same investment objective, have the same fundamental investment policies and the same strategies as its corresponding Acquired Portfolio, except for AB Core Bond ETF, which will have substantially similar investment strategies as its corresponding Acquired Portfolio. The Adviser will continue as the investment adviser of each Acquiring Portfolio after the Conversions and no change in portfolio managers will result from the Conversions.

Expected benefits include:

1.

Lower Total Expenses: The total annual fund operating expenses of each Acquiring Portfolio are expected to be lower than the net expenses of each share class of its corresponding Acquired Portfolio after taking into consideration fees waived and/or expenses reimbursed pursuant to any expense limitation agreement between the Adviser and an Acquired Portfolio.

2.

Trading Flexibility: Unlike shares of an Acquired Portfolio, which can only be purchased or sold once per day based on the Acquired Portfolio’s NAV determined as of 4:00 p.m. Eastern Time, shares of an Acquiring Portfolio can be purchased or sold on an exchange throughout the trading day based on market prices, which will give the Acquiring Portfolio’s stockholders the benefit of intra-day tradability.

3.

Increased Transparency: As a stockholder of an Acquiring Portfolio, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Portfolio. The Acquired Portfolios do not provide full daily transparency into their underlying portfolio holdings.

4.

Enhanced Tax Efficiency: Reorganizing the Acquired Portfolios into the Acquiring Portfolios has the potential to reduce capital gains distributions and improve tax efficiency. The Acquired Portfolios Boards considered the potential for tax efficiencies inherent in the ETF investment vehicle. The ETF structure of the Acquiring Portfolios may provide benefits with respect to capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance the mutual fund’s holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable stockholders of the mutual fund. By contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, generally reducing the realization of capital gains by the ETFs (as compared to mutual funds) for the same process. As a result, stockholders in an ETF generally realize most of their capital gains on their investment in the ETF when they sell their ETF shares. These tax benefits may not be realized if an ETF effectuates all or a portion of the issuance and redemption of large aggregations of shares (“Creation Units”) for cash, rather than in-kind securities. Because the Acquiring Portfolios expect to effect many of their creations and redemptions of shares for cash rather than for securities, an investment in these ETFs is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.

5.

Tax-Free Reorganization: Each Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Stockholders of an Acquired Portfolio generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Conversion (except with respect to cash received, as explained in the Information Statement/Prospectus).

6.

Prospects for Growth: The Conversions should provide an opportunity for each Acquiring Portfolio’s asset growth, particularly in the retail channel, increasing the chances of its long-term viability. Given the unitary fee structures, however, asset growth is not expected to result in a reduction in ETF expenses.

7.	Higher Invested Assets: The Acquiring Portfolios are expected to hold less cash than the Acquired Portfolios and may have the potential to have a higher portion of invested assets.

The Acquired Portfolios Boards considered that there are certain risks and considerations associated with the Conversions, including (i) the risk that shares of an ETF trade in the secondary market at prices that differ from their NAV; (ii) that as stockholders of an ETF after the Conversions, stockholders may bear certain costs with respect to maintaining brokerage accounts and selling Acquiring Portfolio shares that the stockholders did not experience as mutual fund stockholders; (iii) that certain account types generally cannot hold shares of ETFs; and (iv) certain other risks associated with ETF shares as compared to mutual funds. They also discussed the costs of the Conversions and who would bear them, as discussed elsewhere herein, and the tax efficiency considerations noted above. However, the Acquired Portfolios Boards believe that the benefits of the ETF structure outweigh these risks, costs and other considerations.

The Acquired Portfolios Boards, including all of the Directors who are not “interested persons” (as defined in the 1940 Act (together, the “Independent Directors”)), after careful consideration, have determined that each Conversion is in the best interests of each Acquired Portfolio and will not dilute the interests of the existing stockholders of an Acquired Portfolio. The Acquired Portfolios Boards made this determination, upon the recommendation of the Adviser, based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Conversions in the section entitled “Reasons for the Conversions.”

Similarly, the Board of Directors of AB Active ETFs, Inc., including all of the Independent Directors, has approved the Conversions with respect to the Acquiring Portfolios. The Board of Directors of AB Active ETFs, Inc. has determined that the Conversions are in the best interest of the Acquiring Portfolios.

How will a Conversion affect me?

When a Conversion is consummated, you will cease to be a stockholder of the applicable Acquired Portfolio and will become a stockholder of the corresponding Acquiring Portfolio. As described in more detail above, upon completion of a Conversion, you will receive shares of the Acquiring Portfolio and in certain cases, cash, having an aggregate value equal to the aggregate value of the Acquired Portfolio shares you owned on the Closing Date of the Conversion. Shares of the Acquiring Portfolios are not issued in fractional shares. In addition to Acquiring Portfolio shares received in a Conversion, stockholders will also receive a cash payment in lieu of the fractional shares that would otherwise have been issued in that Conversion, and that cash payment is expected to be taxable unless the account is tax advantaged. Some stockholders hold their shares in brokerage accounts with an intermediary who is able to manage fractional share allocations. For those stockholders, no cash payment in lieu of fractional shares is required.

In order to receive shares of an Acquiring Portfolio as part of a Conversion, you must hold your Acquired Portfolio shares through a brokerage account that can accept shares of an Acquiring Portfolio on the Closing Date of a Conversion. If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of an Acquiring Portfolio as part of a Conversion. Instead, your investment will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to a Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the aggregate value of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of an Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in an Acquired Portfolio to a different investment option prior to a Conversion. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Payment of redemption proceeds may take up to seven days. Please consult with your financial intermediary for more information on the impact that a Conversion will have on you and your investments.

If you do not currently hold your Acquired Portfolio shares through a brokerage account that can hold shares of an Acquiring Portfolio, please see the separate Q&A that accompanies this Information Statement/Prospectus, for additional actions that you must take to receive shares of an Acquiring Portfolio as part of a Conversion. No further action is required for stockholders that hold Acquired Portfolio shares through a brokerage account that can hold shares of an Acquiring Portfolio.

After the Conversions, individual shares of the Acquiring Portfolios may only be purchased and sold by most investors (other than Authorized Participants (as defined herein) that may acquire and redeem shares in Creation Units) in the secondary market. Shares of the Acquiring Portfolios will be listed on the Exchange. Shares of the Acquiring Portfolios may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of an Acquiring Portfolio after a Conversion, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because each Acquiring Portfolio’s shares will trade at market prices rather than at NAV, an Acquiring Portfolio’s shares may trade at a price less than (discount) or greater than (premium) its Acquiring Portfolio’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

In addition, California Municipal Portfolio and New York Municipal Portfolio each operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, each Acquiring Portfolio, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike stockholders of the Acquired Portfolios, stockholders of the Acquiring Portfolios will not own a particular class of shares.

Who will bear the expenses of the Conversions?

Under each Plan, direct expenses relating to each Conversion, including printing and mailing costs and fees of counsel to the Portfolios (excluding fees for counsel to the disinterested Directors) are expected to be borne by the Adviser and the Portfolios as follows:

(i) Legal Expenses:

(a) The legal costs of each Conversion are estimated to be approximately $210,000 (excluding fees for counsel to the disinterested Directors). Legal expenses of an Acquiring Portfolio relating to its Conversion, including legal expenses relating to the offering of shares of the Acquiring Portfolio will be borne by the Adviser pursuant to each Acquiring Portfolio’s unitary fee arrangement.

(b) The legal costs of the Conversions of each of California Municipal Portfolio and New York Municipal Portfolio would be borne by those Portfolios, respectively. With respect to Bernstein Intermediate Duration Institutional Portfolio, the legal costs of the Conversion for the Portfolio would be borne by the Adviser pursuant to the current expense limitation agreement.

(ii) Other Conversion Costs: Other offering costs of an Acquiring Portfolio will be borne by the Adviser pursuant to the unitary fee structure. With respect to the other Conversion costs of a Conversion, such costs will be allocated (a) 50% to the Acquiring Portfolio and borne by the Adviser pursuant to the unitary fee structure and (b) 50% to the Acquired Portfolio. With respect to Bernstein Intermediate Duration Institutional Portfolio, such cost allocation to the Acquired Portfolio would be borne by the Adviser pursuant to the current expense limitation agreement. The Adviser believes it is appropriate for each of California Municipal

Portfolio and New York Municipal Portfolio to bear its Conversion expenses in light of the annual expense savings for the Acquired Portfolio resulting from the Conversion.

(iii) Additional Audit Expenses (Conversion and Post-Conversion): Each Acquiring Portfolio and each Acquired Portfolio expects to incur fees in connection with a review of the information statement filings corresponding to its Conversion. 50% of such fees will be allocated to an Acquiring Portfolio and be borne by the Adviser pursuant to the unitary fee structures, and 50% will be allocated to an Acquired Portfolio, which in the case of the Bernstein Intermediate Duration Institutional Portfolio will be borne by the Adviser pursuant to its current expense limitation agreement. Each Acquiring Portfolio also expects to incur additional audit expenses relating to the audit of its stub-period financial statements. These additional audit expenses will be borne by the Adviser.

What are the federal income tax consequences of the Conversions?

As a condition to the closing of each Conversion, each Acquired Portfolio and corresponding Acquiring Portfolio must receive an opinion of Seward & Kissel LLP (“Seward & Kissel”) to the effect that the Conversion will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, it is expected that neither you nor, in general, an Acquiring Portfolio will recognize gain or loss as a direct result of a Conversion of an Acquired Portfolio (except with respect to cash received by a stockholder in lieu of fractional shares, if any), and the holding period and aggregate tax basis for Acquiring Portfolio shares that you receive will be the same as the holding period and aggregate tax basis of Acquired Portfolio shares that you surrender in a Conversion. If you do not hold your Acquired Portfolio shares through a brokerage account that can receive ETF shares in the Conversion, your Acquired Portfolio shares will be liquidated, in which case you will receive a cash payment, or your shares of the Acquired Portfolio will be exchanged for shares of AB Government Money Market Portfolio. In some cases, the liquidation or transfer of your investment could be subject to fees, expenses and potentially, tax on the increase in value of your investment. Prior to the consummation of a Conversion, you may redeem your Acquired Portfolio shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

You should consult your tax advisor regarding the effect, if any, of a Conversion, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of a Conversion, please see the section “Information About The Plans—Federal Income Tax Consequences.”

How do the Portfolios’ investment objectives, investment strategies, and investment policies compare?

Each Acquired Portfolio and its corresponding Acquiring Portfolio have identical investment objectives, identical fundamental investment policies, and identical investment strategies, except for Bernstein Intermediate Duration Institutional Portfolio, which will have substantially similar investment strategies as its respective Acquiring Portfolio.

What are the principal risks of an investment in the Portfolios?

The risks of an investment in an Acquired Portfolio and its corresponding Acquiring Portfolio are substantially identical, except that each Acquiring Portfolio is subject to certain risks and considerations unique to operating as an ETF, as described in more detail below in “Comparison of Some Important Features of the Portfolios—Principal Risks.” The Acquiring Portfolios are subject to the following risks for ETFs:

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Cash Transactions Risk: The Portfolio intends to effectuate all or a portion of the issuance and redemption of Creation Units orders for cash, rather than in-kind securities. As a result, an investment in the Portfolio is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Portfolio will generally cause the Portfolio to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Portfolio intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Portfolio sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Portfolio shares than for ETFs that receive and distribute portfolio securities in-kind. The Portfolio’s use of cash for creations and redemptions could also result in dilution to the Portfolio and increased transaction costs, which could negatively impact the Portfolio’s ability to achieve its investment objective.

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ETF Share Price and Net Asset Value Risk: The Portfolio’s shares are expected to be listed for trading on the Exchange. Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Portfolio will fluctuate with changes in the market value of the Portfolio’s holdings. The Portfolio’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market for the Portfolio’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Portfolio’s shares and the Portfolio’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Portfolio’s shares trading above or below NAV. As the Portfolio may invest in securities traded on foreign exchanges, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Portfolio shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying portfolio holdings.

•

Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Portfolio (“Authorized Participants”) may engage in creation or redemption transactions. If the Portfolio’s Authorized Participants decide not to create or redeem shares, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV per share, or the Portfolio could face trading halts or de-listing.

•

Active Trading Market Risk: There is no guarantee that an active trading market for Portfolio shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Portfolio’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Portfolio shares could lead to a heightened risk that there will be a difference between the market price of a Portfolio share and the underlying value of the Portfolio share.

For further information about the risks of investments in the Portfolios, see “Principal Risks” below.

How will a Conversion affect the fees and expenses that I pay as a stockholder of a Portfolio?

Following each Conversion, each Acquiring Portfolio is expected to have a lower total expense ratio than that of each share class of its corresponding Acquired Portfolio because each Acquiring Portfolio’s unitary investment advisory fee and other expenses will be lower than the advisory fee and other expenses of its corresponding Acquired Portfolio after taking into consideration any fee waivers and expense limitations agreed to by the Adviser with respect to the share classes of that Acquired Portfolio. The lower total expense ratio of each Acquiring Portfolio is attributable primarily to its advisory fee arrangement, which has been established as a unitary fee and priced in comparison to other ETFs with a similar fee arrangement and similar investment objectives, policies and strategies. A comparison of the fees and expenses of each Acquired Portfolio and Acquiring Portfolio is provided below under the heading, “Comparison of Fees.”

What are the distribution arrangements for the Portfolios?

Sanford C. Bernstein & Co., LLC (“Bernstein LLC”) acts as the distributor for California Municipal Class shares of California Municipal Portfolio and New York Municipal Class shares of New York Municipal Portfolio. AllianceBernstein Investments, Inc. (“ABI”) is the principal underwriter of the Class A, Class C and Advisor Class shares of California Municipal Portfolio and New York Municipal Portfolio. Bernstein LLC serves as the distributor and principal underwriter for SCB Fund II. Each Acquiring Portfolio is distributed by Foreside, which serves as the principal underwriter for the shares of the Acquiring Portfolios. Foreside and ABIS are registered with the SEC as broker-dealers under the Exchange Act and each is a member of the Financial Industry Regulatory Association (“FINRA”). Foreside or its agent distributes Creation Units for each Acquiring Portfolio on an agency basis. Foreside does not maintain a secondary market in shares of the Acquiring Portfolios. Foreside has no role in determining the investment policies of the Acquiring Portfolios or the securities that are purchased or sold by the Portfolios. Foreside’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

What are the Portfolios’ arrangements for purchases, exchanges and redemptions?

The Acquired Portfolios and Acquiring Portfolios have different procedures for purchasing, exchanging and redeeming shares. You may refer to each Acquiring Portfolio’s Prospectus, which accompanies this Information Statement/Prospectus, under the section titled “Investing in the Fund[s]” for the procedures applicable to purchases and sales of the shares of an Acquiring Portfolio, which are also summarized below. Only Authorized Participants may purchase or redeem ETF shares directly from an Acquiring Portfolio, in Creation Units, which are large blocks of shares. Retail stockholders purchase and sell shares in the secondary market at a market price on an exchange. Each Acquired Portfolio Prospectus provides information under the sections titled “How to Buy Shares,” “How to Exchange Shares” and “How to Sell or Redeem Shares” with respect to the procedures applicable to purchases, exchanges and sales of Acquired Portfolio shares, which are also summarized below.

Acquired Portfolios

California Municipal Class and New York Municipal Class (SCB Fund)

Except as otherwise provided, the minimum initial investment is $25,000 with respect to the California Municipal Class and New York Municipal Class shares of the California Municipal Portfolio and New York Municipal Portfolio, respectively. There is no minimum amount for subsequent investments in the same Portfolio although the SCB Fund reserves the right to impose a minimum investment amount. For shareholders who have met the initial minimum investment requirement, the minimum subsequent investment in any other fixed-income portfolio of SCB Fund is $5,000. For Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Adviser and its subsidiaries and their immediate families, as well as Directors of the Portfolios, is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio. Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”), may, in its discretion, waive the initial minimum investment requirements of the Portfolios in certain circumstances.

Generally, to purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with them) and pay for the requested shares. Certain non-discretionary accounts may also invest in the Portfolios, including, but not limited to, non-discretionary accounts held by Directors of the Portfolios, employees of the Adviser, and existing investors in the Portfolios. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Purchase payments may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of Bernstein. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

The share price you pay will depend on when your order is received in proper form. Orders received by the Portfolio Closing Time, which is the close of regular trading on any day that the New York Stock Exchange (“NYSE”) is open (ordinarily 4:00 p.m. Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), on any business day will receive the offering price determined as of the closing time that day. The Portfolio Closing Time may be changed by the Board of the applicable company in its discretion. Orders received after the close of regular trading will receive the next business day’s price. With respect to non-discretionary accounts, if no indication is made to the contrary, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the NAV on the reinvestment date.

Each Portfolio may, at its sole option, accept securities as payment for shares if the Adviser believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under “How the Portfolios Value Their Shares” in each Portfolio’s Prospectus, as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in the Prospectus. Each Portfolio has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Portfolio’s NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Portfolio.

You may exchange your shares in a Portfolio of the SCB Fund for shares in any other Portfolio of the SCB Fund.

After proper receipt of the exchange request in good order, exchanges of shares are made at the next-determined respective NAVs of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. Each Portfolio reserves the right to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

You may sell your shares of the Portfolios by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by a Portfolio are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to each Portfolio.

Class A, Class C and Advisor Class (SCB Fund)

With respect to Class A and Class C shares, the minimum initial investment is $2,500, and $50 for subsequent investments. There is no minimum initial investment with respect to Advisor Class shares.

You may purchase Class A shares or Class C shares of the California Municipal Portfolio and New York Municipal Portfolio through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Acquired Portfolio’s principal underwriter, AllianceBernstein Investments, Inc., or ABI, if you are: (i) making an initial investment and an

Acquired Portfolio has received and accepted a completed Mutual Fund Application identifying a financial intermediary with which ABI has an agreement; (ii) an existing Acquired Portfolio stockholder with an account held directly with an Acquired Portfolio; or (iii) an employee of the Adviser or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or contingent deferred sales charge (“CDSC”). You may purchase Advisor Class shares of an Acquired Portfolio of SCB Fund through your financial advisor at NAV. Advisor Class shares may be purchased and held solely: (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI; (ii) through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and (iii) by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio. Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares.

Your broker or financial intermediary must receive your purchase request by the Portfolio Closing Time, which is the close of regular trading on any day that the NYSE is open (ordinarily, 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), for you to receive the next-determined NAV, less any applicable initial sales charge.

You may exchange your Portfolio shares for shares of the same class of other AB Mutual Funds provided that: (i) the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan, and (ii) you meet the eligibility requirements for such class in the Portfolio you are exchanging into. Exchanges of shares are made at the next-determined NAV, without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions and other eligibility requirements set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Portfolio Closing Time on that day. The Portfolios may modify, restrict or terminate the exchange privilege on 60 days’ written notice.

You may “redeem” your Acquired Portfolio shares (i.e., sell your shares to a Portfolio) on any day that the NYSE is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial intermediary.

Your sale price will be the next-determined NAV, less any applicable CDSC, after ABIS receives your redemption request in proper form.

Bernstein Intermediate Duration Institutional Portfolio (SCB Fund II)

The minimum initial investment in the Portfolio of the SCB Fund II is $3,000,000. There is no minimum amount for subsequent investments although SCB Fund II reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in the Portfolio (including the discretionary investment management accounts of the Adviser) will be invested in the Portfolio without regard to any minimum investment requirement.

Generally, to purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with them) and pay for the requested shares. Certain non-discretionary accounts may also invest in the Portfolio, including but not limited to, non-discretionary accounts held by employees and existing investors in the Portfolio. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of Bernstein. All checks should be made payable to the Portfolio in which you are purchasing shares. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

The share price you pay will depend on when your order is received in proper form. Orders received by the Portfolio Closing Time, which is the close of regular trading on any day that the NYSE is open (ordinarily 4:00 p.m. Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), on any business day will receive the offering price determined as of the closing time that day. The Portfolio Closing Time may be changed by the Board of the Portfolio in its discretion. Orders received after the close of regular trading will receive the next business day’s price. With respect to non-discretionary accounts, if no indication is made to the contrary, dividends and distributions payable by the Portfolio are automatically reinvested in additional shares of the Portfolio at the net asset value on the reinvestment date.

The Portfolio may, at its sole option, accept securities as payment for shares if the Adviser believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under “How the Portfolio Values Its Shares” in the Portfolio’s Prospectus, as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in the Prospectus. The Portfolio has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Portfolio’s NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Portfolio.

You may exchange your shares in the Portfolio for shares in any of the private client share classes of any portfolio of SCB Fund. After proper receipt of the exchange request in good order, exchanges of shares are made at the next-determined respective NAVs of the shares of each portfolio. Exchanges are subject to the minimum investment requirements of the portfolio into which the exchange is being made. Each portfolio reserves the right to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

You may sell your shares of the Portfolio by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Portfolio are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Portfolio.

Acquiring Portfolios

Shares of an Acquiring Portfolio may be acquired or redeemed directly from an Acquiring Portfolio only in Creation Units or multiples thereof. Only an Authorized Participant may engage in creation or redemption transactions directly with an Acquiring Portfolio. Once created, shares of an Acquiring Portfolio generally trade in the secondary market in amounts less than a Creation Unit.

Shares of an Acquiring Portfolio are expected to be listed and traded on the Exchange, and individual investors can purchase or sell shares in the secondary market through a financial intermediary. An Acquiring Portfolio does not impose any minimum investment for shares of an Acquiring Portfolio purchased on an exchange or otherwise in the secondary market.

When buying or selling shares of an Acquiring Portfolio through a financial intermediary, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of an Acquiring Portfolio based on an Acquiring Portfolio’s trading volume and market liquidity, and is generally lower if an Acquiring Portfolio has high trading volume and market liquidity, and higher if an Acquiring Portfolio has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). An Acquiring Portfolio’s spread may also be impacted by the liquidity of the underlying securities held by the Acquiring Portfolio, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

The trading prices of an Acquiring Portfolio’s shares in the secondary market generally differ from an Acquiring Portfolio’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by an Acquiring Portfolio, economic conditions and other factors.

An Acquiring Portfolio’s NAV is calculated on any day that the NYSE is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, an Acquiring Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If an Acquiring Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when an Acquiring Portfolio does not price its shares, the NAV of an Acquiring Portfolio’s shares may change on days when stockholders will not be able to purchase or redeem their shares in an Acquiring Portfolio.

COMPARISON OF SOME IMPORTANT FEATURES OF THE PORTFOLIOS

Comparison of Performance

Each Acquiring Portfolio is a newly-formed “shell” fund that has not yet commenced operations, and therefore, has no performance history predating a Conversion. Each Acquiring Portfolio has been organized solely in connection with a Conversion to acquire all of the assets and liabilities of an Acquired Portfolio and continue the business of that Acquired Portfolio.

Prior to the Conversion of California Municipal Portfolio into AB California Intermediate Municipal ETF, AB Intermediate California Municipal Class A (the “CA Class A”) and AB Intermediate California Municipal Class C (the “CA Class C”) shares of California Municipal Portfolio will be automatically converted into California Municipal Advisor Class (the “CA Advisor Class”) shares. California Municipal Class shares of California Municipal Portfolio will not be converted prior to the Conversion. After the Conversion, the CA Advisor Class shares of the California Municipal Portfolio will remain the “accounting survivor” for AB California Intermediate Municipal ETF. This means that AB California Intermediate Municipal ETF will continue to show the historical investment performance and returns of California Municipal Portfolio’s CA Advisor Class shares (even after liquidation).

Prior to the Conversion of New York Municipal Portfolio into AB New York Intermediate Municipal ETF, AB Intermediate New York Municipal Class A (the “NY Class A”) and AB Intermediate New York Municipal Class C (the “NY Class C”) shares of New York Municipal Portfolio will be automatically converted into AB Intermediate New York Municipal Advisor Class (the “NY Advisor Class”) shares. New York Municipal Class shares of New York Municipal Portfolio will not be converted prior to the Conversion. After the Conversion, the NY Advisor Class shares of the New York Municipal Portfolio will remain the accounting survivor for AB New York Intermediate Municipal ETF. This means that AB New York Intermediate Municipal ETF will continue to show the historical investment performance and returns of New York Municipal Portfolio’s NY Advisor Class shares (even after liquidation).

After the Conversion of Bernstein Intermediate Duration Institutional Portfolio into AB Core Bond ETF, the Bernstein Intermediate Duration Institutional Portfolio shares will remain the accounting survivor for AB Core Bond ETF.

The historical performance of an Acquired Portfolio, as it is to be adopted by an Acquiring Portfolio, is included in each Acquiring Portfolio’s prospectus that has accompanied this Information Statement/Prospectus.

Comparison of Fees

Stockholders of the Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of California Municipal Portfolio’s shares for the fiscal year ended September 30, 2024, New York Municipal Portfolio’s shares for the fiscal year ended September 30, 2024, Bernstein Intermediate Duration Institutional Portfolio’s shares for the fiscal year ended September 30, 2024 and the anticipated expenses of each Acquiring Portfolio during its first year of operation.

Prior to the Conversion of California Municipal Portfolio into AB California Intermediate Municipal ETF, CA Class A and CA Class C shares of California Municipal Portfolio will be automatically converted into CA Advisor Class shares. California Municipal Class shares of California Municipal Portfolio will not be converted prior to the Conversion.

Prior to the Conversion of New York Municipal Portfolio into AB New York Intermediate Municipal ETF, NY Class A and NY Class C shares of New York Municipal Portfolio will be automatically converted into NY Advisor Class shares. New York Municipal Class shares of New York Municipal Portfolio will not be converted prior to the Conversion.

The tables also show the pro forma expenses of each combined Acquiring Portfolio after giving effect to a Conversion, based on pro forma net assets as of each corresponding Acquired Portfolio’s most recent fiscal year end. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from a Conversion.

Fees

California Municipal Portfolio to AB California Intermediate Municipal ETF Conversion

Stockholders Fees (fees paid directly from your investment)

	Acquired Portfolio CA Class A		Acquired Portfolio CA Class C		Acquired Portfolio CA Advisor Class	Acquired Portfolio California Municipal Class	Acquiring Portfolio	Pro Forma— Acquiring Portfolio after Conversion
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%		None		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	(a)	1.00%	(b)	None	None	None	None
Maximum Account Fee	N/A		N/A		N/A	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Portfolio CA Class A	Acquired Portfolio CA Class C	Acquired Portfolio CA Advisor Class	Acquired Portfolio California Municipal Class		Acquiring Portfolio		Pro Forma— Acquiring Portfolio after Conversion
Management Fees	.42%	.42%	.42%	.42%		.27%	(c)	.27%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	None		None		None

Other Expenses:
Shareholder Servicing	N/A	N/A	N/A	.10%		None		None
Transfer Agent	.03%	.03%	.03%	.00%	(d)	None		None
Other Expenses	.05%	.05%	.05%	.05%		None		None

Total Other Expenses	.08%	.08%	.08%	.15%		None	(e)	None	(e)

Total Annual Portfolio Operating Expenses	.75%	1.50%	.50%	.57%		.27%		.27%

(a)	Purchases of CA Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)	For CA Class C shares, the CDSC is 0% after the first year. CA Class C shares automatically convert to CA Class A shares after eight years.

(c)

The Acquiring Portfolio’s investment advisory agreement has a unitary fee structure under which the Adviser will pay substantially all expenses of the Acquiring Portfolio (including expenses of AB Active ETFs, Inc. relating to the Acquiring Portfolio), except for the advisory fees, payments under the Acquiring Portfolio’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Acquiring Portfolio’s business. Additionally, the Acquiring Portfolio shall be responsible for its non-operating expenses, including brokerage commissions.

(d)	Amount is less than 0.01%.

(e)	Total “Other Expenses” are based on estimated amounts for the current fiscal year.

New York Municipal Portfolio to AB New York Intermediate Municipal ETF Conversion

Stockholders Fees (fees paid directly from your investment)

	Acquired Portfolio NY Class A		Acquired Portfolio NY Class C		Acquired Portfolio NY Advisor Class	Acquired Portfolio New York Municipal Class	Acquiring Portfolio	Pro Forma— Acquiring Portfolio after Conversion
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%		None		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	(a)	1.00%	(b)	None	None	None	None
Maximum Account Fee	N/A		N/A		N/A	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Portfolio NY Class A		Acquired Portfolio NY Class C	Acquired Portfolio NY Advisor Class	Acquired Portfolio New York Municipal Class		Acquiring Portfolio		Pro Forma— Acquiring Portfolio after Conversion
Management Fees	.41%		.41%	.41%	.41%		.27%	(c)	.27%

Distribution and/or Service (12b-1) Fees	.25%	(d)	1.00%	None	None		None		None

Other Expenses:
Shareholder Servicing	N/A		N/A	N/A	.10%		None		None
Transfer Agent	.05%		.05%	.05%	.00%	(e)	None		None
Other Expenses	.04%		.04%	.04%	.04%		None		None

Total Other Expenses	.09%		.09%	.09%	.14%		None	(f)	None	(f)

Total Annual Portfolio Operating Expenses	.75%		1.50%	.50%	.55%		.27%		.27%

(a)	Purchases of NY Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)	For NY Class C shares, the CDSC is 0% after the first year. NY Class C shares automatically convert to NY Class A shares after eight years.

(c)

The Acquiring Portfolio’s investment advisory agreement has a unitary fee structure under which the Adviser will pay substantially all expenses of the Acquiring Portfolio (including expenses of AB Active ETFs, Inc. relating to the Acquiring Portfolio), except for the advisory fees, payments under the Acquiring Portfolio’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Acquiring Portfolio’s business. Additionally, the Acquiring Portfolio shall be responsible for its non-operating expenses, including brokerage commissions.

(d)	Restated to reflect current expenses.

(e)	Amount is less than 0.01%

(f)	Total “Other Expenses” are based on estimated amounts for the current fiscal year.

Bernstein Intermediate Duration Institutional Portfolio to AB Core Bond ETF Conversion

Stockholders Fees (fees paid directly from your investment)

	Acquired Portfolio Bernstein Intermediate Duration Institutional Portfolio	Acquiring Portfolio	Pro Forma— Acquiring Portfolio after Conversion
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Maximum Account Fee	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Portfolio Bernstein Intermediate Duration Institutional Portfolio		Acquiring Portfolio		Pro Forma— Acquiring Portfolio after Conversion
Management Fees	.45%		.28%	(a)	.28%

Distribution and/or Service (12b-1) Fees	None		None		None

Other Expenses:
Transfer Agent	.00%	(b)	None		None
Other Expenses	.07%	(c)	None		None

Total Other Expenses	.07%		None	(d)	None	(d)

Total Annual Portfolio Operating Expenses	.52%		.28%		.28%

Fee Waiver and/or Expense Reimbursement	(.07	)%(e)	None		None

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.45%		.28%		.28%

(a)

The Acquiring Portfolio’s investment advisory agreement has a unitary fee structure under which the Adviser will pay substantially all expenses of the Acquiring Portfolio (including expenses of AB Active ETFs, Inc. relating to the Acquiring Portfolio), except for the advisory fees, payments under the Acquiring Portfolio’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Acquiring Portfolio’s business. Additionally, the Acquiring Portfolio shall be responsible for its non-operating expenses, including brokerage commissions.

(b)	Amount is less than .005%.

(c)	“Other Expenses” includes acquired fund fees and expenses totaling less than .01%.

(d)	Total “Other Expenses” are based on estimated amounts for the current fiscal year.

(e)

The contractual fee waiver and/or expense reimbursement agreement will remain in effect through January 31, 2026 and will automatically be extended for one-year terms unless the Adviser provides notice of termination 60 days prior to the end of the period.

Expense Examples

The Examples are intended to help you compare the cost of investing in an Acquired Portfolio with the cost of investing in its corresponding Acquiring Portfolio. The Examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolios’ operating expenses stay the same, that Class C shares automatically convert to Class A shares after eight years, as applicable, and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

California Municipal Portfolio to AB California Intermediate Municipal ETF Conversion

	Acquired Portfolio CA Class A	Acquired Portfolio CA Class C		Acquired Portfolio CA Advisor Class	Acquired Portfolio California Municipal Class	Acquiring Portfolio	Pro Forma— Acquiring Portfolio after Conversion
After 1 Year	$374	$254	*	$51	$58	$28	$28
After 3 Years	$532	$477		$160	$183	$87	$87
After 5 Years	$704	$824		$280	$318	$152	$152

After 10 Years	$1,202	$1,596		$628	$714	$343	$343

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

New York Municipal Portfolio to AB New York Intermediate Municipal ETF Conversion

	Acquired Portfolio NY Class A	Acquired Portfolio NY Class C		Acquired Portfolio NY Advisor Class	Acquired Portfolio New York Municipal Class	Acquiring Portfolio	Pro Forma— Acquiring Portfolio after Conversion
After 1 Year	$374	$253	*	$51	$56	$28	$28
After 3 Years	$532	$474		$160	$176	$87	$87
After 5 Years	$704	$818		$280	$307	$152	$152

After 10 Years	$1,202	$1,588		$628	$689	$343	$343

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Bernstein Intermediate Duration Institutional Portfolio to AB Core Bond ETF Conversion

	Acquired Portfolio Bernstein Intermediate Duration Institutional Portfolio	Acquiring Portfolio	Pro Forma— Acquiring Portfolio after Conversion
After 1 Year	$46	$29	$29
After 3 Years	$160	$90	$90
After 5 Years	$284	$158	$158

After 10 Years	$646	$356	$356

Comparison of Investment Advisory Fees

The Portfolios have different advisory fee structures, each of which is more fully described below. For each Conversion, the Acquiring Portfolio’s investment advisory fee rate, structured as a unitary fee, is lower than the advisory fee rate (i) currently applicable under each Acquired Portfolio’s investment advisory contract and (ii) at each advisory fee breakpoint. The table below summarizes the applicable advisory fee rates.

	Acquired Portfolio Current Applicable Advisory Fee Rate	Acquiring Portfolio Advisory Fee Rate
California Municipal Portfolio to AB California Intermediate Municipal ETF Conversion	.42%	.27%
New York Municipal Portfolio to AB New York Intermediate Municipal ETF Conversion	.41%	.27%
Bernstein Intermediate Duration Institutional Portfolio to AB Core Bond ETF Conversion	.45%	.28%

California Municipal Portfolio to AB California Intermediate Municipal ETF Conversion

Acquired Portfolio

The Acquired Portfolio has a tiered advisory fee rate with breakpoints at specific asset levels. For its services to the Acquired Portfolio, the Adviser receives from the Acquired Portfolio an advisory fee as follows (as an annual percentage of average daily net assets):

0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion.

There is no Fee Waiver and/or Expense Reimbursement arrangement with respect to the Acquired Portfolio.

Acquiring Portfolio

For its services to the Acquiring Portfolio, the Adviser receives from the Acquiring Portfolio a unitary advisory fee at an annual rate of 0.27% the Acquiring Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Under the unitary fee structure, the Adviser is responsible for the Acquiring Portfolio’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services as well as acquired fund fees and expenses for affiliated money market funds, but excluding fee payments under the Acquiring Portfolio’s investment advisory agreement, interest, taxes, acquired fund fees and expenses for unaffiliated funds, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, litigation, and extraordinary expenses.

There is no Fee Waiver and/or Expense Reimbursement arrangement with respect to the Acquiring Portfolio.

New York Municipal Portfolio to AB New York Intermediate Municipal ETF Conversion

Acquired Portfolio

The Acquired Portfolio has a tiered advisory fee rate with breakpoints at specific asset levels. For its services to the Acquired Portfolio, the Adviser receives from the Acquired Portfolio an advisory fee as follows (as an annual percentage of average daily net assets): 0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion.

There is no Fee Waiver and/or Expense Reimbursement arrangement with respect to the Acquired Portfolio.

Acquiring Portfolio

For its services to the Acquiring Portfolio, the Adviser receives from the Acquiring Portfolio a unitary advisory fee at an annual rate of 0.27% the Acquiring Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Under the unitary fee structure, the Adviser is responsible for the Acquiring Portfolio’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services as well as acquired fund fees and expenses for affiliated money market funds, but excluding fee payments under the Acquiring Portfolio’s investment advisory agreement, interest, taxes, acquired fund fees and expenses for unaffiliated funds, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, litigation, and extraordinary expenses.

There is no Fee Waiver and/or Expense Reimbursement arrangement with respect to the Acquiring Portfolio.

Bernstein Intermediate Duration Institutional Portfolio to AB Core Bond ETF Conversion

Acquired Portfolio

The Acquired Portfolio has a tiered advisory fee rate with breakpoints at specific asset levels. For its services to the Acquired Portfolio, the Adviser receives from the Acquired Portfolio an advisory fee as follows: a monthly fee at the annualized rate of (i) 0.45 of 1% of such portfolio’s average daily net assets up to, but not exceeding, $2,500,000,000; (ii) 0.40 of 1% of such portfolio’s average daily net assets in excess of $2,500,000,000 but not exceeding $5,000,000,000; (iii) 0.35 of 1% of such portfolio’s average daily net assets in excess of $5,000,000,000 but not exceeding $8,000,000,000; and (iv) 0.30 of 1% of such portfolio’s average daily net assets that exceed $8,000,000,000.

The Adviser has contractually agreed from the effective date of the Portfolio’s Prospectus to the effective date of the subsequent Prospectus incorporating the Portfolio’s annual financial statements (the “Period”) to waive its fee and/or bear certain expenses so that total operational expenses excluding interest expense, do not exceed on an annual basis 0.45%. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice 60 days prior to the end of the Period.

Acquiring Portfolio

For its services to the Acquiring Portfolio, the Adviser receives from the Acquiring Portfolio a unitary advisory fee at an annual rate of 0.28% the Acquiring Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Under the unitary fee structure, the Adviser is responsible for the Acquiring Portfolio’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services as well as acquired fund fees and expenses for affiliated money market funds, but excluding fee payments under the Acquiring Portfolio’s investment advisory agreement, interest, taxes, acquired fund fees and expenses for unaffiliated funds, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, litigation, and extraordinary expenses.

There is no Fee Waiver and/or Expense Reimbursement arrangement with respect to the Acquiring Portfolio. After the Conversion, the Adviser will not be able to recoup fees waived or expenses capped from the prior period of operations of the Acquired Portfolio.

Comparison of Investment Objectives and Policies

California Municipal Portfolio to AB California Intermediate Municipal ETF Conversion

The investment objective and the principal investment strategies of California Municipal Portfolio and AB California Intermediate Municipal ETF are identical, as shown in the following table.

	Acquired Portfolio	Acquiring Portfolio
Investment Objective	The Portfolio’s investment objective is to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.	Identical.

Status	The Portfolio is non-diversified.	Identical.

Principal Investment Strategies	As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.	Identical.

	The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.	Identical.

	The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment grade fixed-income securities (commonly known as “junk bonds”).	Identical.

	The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).	Identical.

	The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for California investors.	Identical.

Acquired Portfolio	Acquiring Portfolio

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.	Identical.

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.	Identical.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.	Identical.

Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.	Identical.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.	Identical.

New York Municipal Portfolio to AB New York Intermediate Municipal ETF Conversion

The investment objective of New York Municipal Portfolio and AB New York Intermediate Municipal ETF are identical and the principal investment strategies of New York Municipal Portfolio and AB New York Intermediate Municipal ETF are identical, as shown in the following table.

	Acquired Portfolio	Acquiring Portfolio
Investment Objective	The Portfolio’s investment objective is to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.	Identical.

Status	The Portfolio is non-diversified.	Identical.

Principal Investment Strategies	As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.	Identical.

	The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.	Identical.

Acquired Portfolio	Acquiring Portfolio

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by any NRSRO (or, if unrated, determined by Adviser, to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment grade fixed-income securities (commonly known as “junk bonds”).	Identical.

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).	Identical.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for New York investors.	Identical.

The Portfolio may also use derivatives, such as options, futures contracts, forward contracts and swaps.	Identical.

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.	Identical.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.	Identical.

Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.	Identical.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.	Identical.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.	Identical.

Bernstein Intermediate Duration Institutional Portfolio to AB Core Bond ETF Conversion

The investment objective and the principal investment strategies of Bernstein Intermediate Duration Institutional Portfolio and AB Core Bond ETF are substantially similar, as shown in the following table.

	Acquired Portfolio	Acquiring Portfolio
Investment Objective	The investment objective of the Intermediate Duration Institutional Portfolio is to provide safety of principal and a moderate to high rate of current income.	Identical.

Status	The Portfolio is diversified.	Identical.

Principal Investment Strategies	The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by any NRSRO (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.	The Fund may invest at least 80% of its net assets, including any borrowings for investment purposes, in fixed-income securities. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by any NRSRO (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

	The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.	Identical.

	The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs.	Identical.

	In managing the Portfolio, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.	Identical.

	The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.	Identical

	The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.	Identical

	The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.	Identical

Principal Risks

The risks associated with an investment in each Acquired Portfolio and its corresponding Acquiring Portfolio are substantially identical, except that the Acquiring Portfolios are subject to certain risks unique to operating as ETFs. Below the principal risks for each Acquired Portfolio and each Acquiring Portfolio are identified followed by a description of each risk.

California Municipal Portfolio and AB California Intermediate Municipal ETF are both subject to the following risks: Interest Rate Risk, Credit Risk, Duration Risk, Municipal Market Risk, Inflation Risk, Non-diversification Risk, Illiquid Investments Risk, Redemption Risk, Derivatives Risk, Market Risk, Tax Risk, Lower-rated Securities Risk, Prepayment and Extension Risk and Management Risk. Additionally, AB California Intermediate Municipal ETF is subject to Cash Transactions Risk, ETF Share Price and Net Asset Value Risk, Authorized Participant Risk and Active Trading Market Risk.

New York Municipal Portfolio and AB New York Intermediate Municipal ETF are both subject to the following risks: Interest Rate Risk, Credit Risk, Duration Risk, Municipal Market Risk, Inflation Risk, Non-diversification Risk, Illiquid Investments Risk, Redemption Risk, Derivatives Risk, Market Risk, Tax Risk, Lower-rated Securities Risk, Prepayment and Extension Risk and Management Risk. Additionally, AB New York Intermediate Municipal ETF is subject to Cash Transactions Risk, ETF Share Price and Net Asset Value Risk, Authorized Participant Risk and Active Trading Market Risk.

Bernstein Intermediate Duration Institutional Portfolio and AB Core Bond ETF are both subject to the following risks: Interest Rate Risk, Credit Risk, Duration Risk, Inflation Risk, Inflation-Protected Securities Risk, Foreign (Non-U.S.) Securities Risk, Emerging Markets Securities Risk, Derivatives Risk, Mortgage-Related Securities Risk, Prepayment and Extension Risk, Subordination Risk, Illiquid Investments Risk, Redemption Risk, Foreign Currency Risk, Actions by a Few Major Investors, Market Risk, Lower-rated Securities Risk, Active Trading Risk and Management Risk. Additionally, AB Core Bond ETF is subject to Cash Transactions Risk, ETF Share Price and Net Asset Value Risk, Authorized Participant Risk and Active Trading Market Risk.

Each of these risks is more fully described below.

Interest Rate Risk (All Portfolios)	Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Portfolio performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Credit Risk (All Portfolios)	An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Duration Risk (All Portfolios)	Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Municipal Market Risk (California Municipal Portfolio, AB California Intermediate Municipal ETF)

This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities.

The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. The Portfolio may invest a substantial portion of its assets in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as droughts, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. California’s economy continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Municipal Market Risk (New York Municipal Portfolio, AB New York Intermediate Municipal ETF)

This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Most of the Portfolio’s investments are in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and blizzards, which may be further exacerbated by recent environmental conditions and climate change patterns. New York’s economy has a relatively large share of the nation’s financial activities. With the financial services sector contributing a significant portion of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Non-diversification Risk (California Municipal Portfolio, AB California Intermediate Municipal ETF, New York Municipal Portfolio, AB New York Intermediate Municipal ETF)	The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV than on the NAV of a diversified fund.

Inflation Risk (All Portfolios)	This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk (All Portfolios)	Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Redemption Risk (All Portfolios)	The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s NAV, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk (All Portfolios)	Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Market Risk (All Portfolios)	The value of the Portfolio’s assets will fluctuate as the markets for securities in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, and regional and global conflicts, that affect large portions of the market.

Tax Risk (California Municipal Portfolio, AB California Intermediate Municipal ETF, New York Municipal Portfolio, AB New York Intermediate Municipal ETF)	From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Lower-rated Securities Risk (All Portfolios)	Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk (All Portfolios)	Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Management Risk (All Portfolios)	The Portfolio is subject to management risk because it is an actively-managed portfolio/ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Many of these techniques incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Inflation-Protected Securities Risk (Bernstein Intermediate Duration Institutional Portfolio, AB Core Bond ETF)	The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk (Bernstein Intermediate Duration Institutional Portfolio, AB Core Bond ETF)	Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets

Emerging Markets Securities Risk (Bernstein Intermediate Duration Institutional Portfolio, AB Core Bond ETF)	The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed, less liquid and subject to increased potential for market manipulation, and there may be a greater amount of economic, political and social uncertainty. These risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster.

Mortgage-Related Securities Risk (Bernstein Intermediate Duration Institutional Portfolio, AB Core Bond ETF)	Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage- backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Subordination Risk (Bernstein Intermediate Duration Institutional Portfolio, AB Core Bond ETF)	The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Foreign Currency Risk (Bernstein Intermediate Duration Institutional Portfolio, AB Core Bond ETF)	This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors (Bernstein Intermediate Duration Institutional Portfolio, AB Core Bond ETF)	In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Active Trading Risk (Bernstein Intermediate Duration Institutional Portfolio, AB Core Bond ETF)	The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Portfolio shareholders.

Cash Transactions Risk (AB California Intermediate Municipal ETF, AB New York Intermediate Municipal ETF, AB Core Bond ETF)	The Portfolio intends to effectuate all or a portion of the issuance and redemption of Creation Units orders for cash, rather than in-kind securities. As a result, an investment in the Portfolio is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Portfolio will generally cause the Portfolio to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Portfolio intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Portfolio sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Portfolio shares than for ETFs that receive and distribute portfolio securities in-kind. The Portfolio’s use of cash for creations and redemptions could also result in dilution to the Portfolio and increased transaction costs, which could negatively impact the Portfolio’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk (AB California Intermediate Municipal ETF, AB New York Intermediate Municipal ETF, AB Core Bond ETF)	The Portfolio’s shares are expected to be listed for trading on the Exchange. Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Portfolio will fluctuate with changes in the market value of the Portfolio’s holdings. The Portfolio’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market for the Portfolio’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Portfolio’s shares and the Portfolio’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Portfolio’s shares trading above or below NAV. As the Portfolio may invest in securities traded on foreign exchanges, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Portfolio shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying portfolio holdings.

Authorized Participant Risk (AB California Intermediate Municipal ETF, AB New York Intermediate Municipal ETF, AB Core Bond ETF)	Only a limited number of financial institutions that enter into an authorized participant relationship with the Portfolio may engage in creation or redemption transactions. If the Portfolio’s Authorized Participants decide not to create or redeem shares, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV per share, or the Portfolio could face trading halts or de-listing.

Active Trading Market Risk (AB California Intermediate Municipal ETF, AB New York Intermediate Municipal ETF, AB Core Bond ETF)	There is no guarantee that an active trading market for Portfolio shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Portfolio’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Portfolio shares could lead to a heightened risk that there will be a difference between the market price of a Portfolio share and the underlying value of the Portfolio share.

As with all investments, you may lose money by investing in a Portfolio.

Dividends and Distributions

Dividends from net investment income from California Municipal Portfolio and New York Municipal Portfolio and their respective Acquiring Portfolios, AB California Intermediate Municipal ETF and AB New York Intermediate Municipal ETF, if any, are declared and paid monthly.

Dividends from net investment income from Bernstein Intermediate Duration Institutional Portfolio and its Acquiring Portfolio, AB Core Bond ETF, if any, are declared and paid monthly. The Portfolios distribute their net realized capital gains, if any, to stockholders at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them, except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

The way that dividends are received differs between the Acquired Portfolios and Acquiring Portfolios. Stockholders of an Acquired Portfolio may make an election to receive dividends and distributions in cash or reinvested in shares of the same Portfolio on which they were paid. Stockholders of Class A, Class C and Advisor Class shares of the California Municipal Portfolio and New York Municipal Portfolio may participate in a fund-sponsored dividend reinvestment plan. The election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions with respect to an Acquired Portfolio. If a stockholder receives an income dividend or capital gains distribution in cash he may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional Acquired Portfolio shares without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless the stockholder otherwise specifies, he will be deemed to have elected to reinvest all subsequent dividends and distributions in Acquired Portfolio shares.

The Acquiring Portfolios do not offer a fund-sponsored dividend reinvestment plan. Stockholders of an Acquiring Portfolio who purchase shares on the secondary market will receive all income dividends and capital gains distributions from their brokers in cash, unless the stockholder’s broker provides an option for the reinvestment of dividends and distributions. Dividends and distributions in cash may be reinvested automatically in additional whole shares of an Acquiring Portfolio only if the broker through whom the stockholder holds their shares makes such an option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker. Stockholders should consult with their broker about applicable dividend reinvestment options and associated fees and expenses.

Pricing and Valuation Arrangements

The Acquired Portfolios and Acquiring Portfolios apply the similar procedures for calculating their NAV per share.

Each Portfolio’s NAV is calculated at the close of regular trading on any day that the NYSE is open (ordinarily, 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, each Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

Each Portfolio values its securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by each Portfolio’s Board. Pursuant to these procedures, the Adviser, as each Portfolio’s “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, is responsible for making all fair value determinations relating to a Portfolio’s portfolio investments, subject to oversight by the Portfolio’s Board. When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

With respect to the Acquired Portfolios, factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities, or information obtained by analysis of the issuers’ financial statements. Because most fixed income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the valuation designee reasonably believes that such prices reflect the fair value of the instrument.

The Acquiring Portfolios generally determine the value of a security that is primarily traded on a non-U.S. exchange as of the close of trading on that exchange. The value of that security is then converted to its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m., London time, on the day the value of the security is determined. Factors considered in fair value pricing may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuers’ financial statements. The Acquiring Portfolios may value their securities using fair value prices based on independent pricing services.

Management of the Portfolios

The Board of Directors of each Company, which is comprised of the same persons, oversees the management of the business and affairs of the Portfolio. Each Board of Directors approves all significant agreements between each respective Portfolio and persons or companies furnishing services to it, including a Portfolio’s agreements with the Adviser, custodian and transfer and dividend disbursing agent. The day-to-day operations of each Portfolio are delegated to its officers and the Portfolio’s Adviser, subject to the Portfolio’s investment objective and policies and to general oversight by the Portfolio’s Board of Directors. After the consummation of each Conversion, the directors and officers of the Acquiring Portfolios will continue to serve as the directors and officers of each combined Portfolio.

The management of, and investment decisions for California Municipal Portfolio’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Daryl Clements, Matthew J. Norton and Andrew D. Potter are the investment professionals with primary responsibility for the day-to-day management of the Portfolio’s portfolio. California Municipal Portfolio’s Conversion to AB California Intermediate Municipal ETF will not result in any changes to this management team.

The management of, and investment decisions for New York Municipal Portfolio’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Daryl Clements, Matthew J. Norton and Andrew D. Potter are the investment professionals with primary responsibility for the day-to-day management of the Portfolio’s portfolio. New York Municipal Portfolio’s Conversion to AB New York Intermediate Municipal ETF will not result in any changes to this management team.

The management of, and investment decisions for Bernstein Intermediate Duration Institutional Portfolio’s portfolio are made by the made by the U.S. Investment Grade: Core Fixed-Income Team. Michael Canter, Matthew S. Sheridan and Serena Zhou are the investment professionals with primary responsibility for the day-to-day management of the Portfolio’s portfolio. Bernstein Intermediate Duration Institutional Portfolio’s Conversion to AB Core Bond ETF will not result in any changes to this management team.

For additional information about the portfolio management of each Portfolio, see “Management of the Portfolio[s]” in each Portfolio’s Prospectus. The Conversions are not expected to result in any change in portfolio management.

INFORMATION ABOUT THE CONVERSIONS

Reasons for the Conversions

At a meeting of the Boards of Directors (the “Board Meeting”), the Adviser recommended that the Directors of each Company (who are the same persons) approve the proposed Plan and Conversion because of certain benefits associated with the ETF structure, which the Adviser believes will better serve the interests of stockholders. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable stockholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, generally reducing the realization of capital gains by the ETFs for the same processes. As a result, stockholders of an ETF that creates and redeems its shares primarily in-kind generally realize most of their capital gains in respect of their investment in the ETF when they sell their ETF shares. Because the Acquiring Portfolios expect to effect many of their creations and redemptions of shares for cash rather than for securities, an investment in these ETFs is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.

Each Acquiring Portfolio will pursue the same investment objective and apply the same investment policies and substantially the same strategies as its corresponding Acquired Portfolio, but have the risks and benefits of operating in the ETF structure. The Adviser will continue as the investment adviser of each Acquiring Portfolio after the Conversions and no change in portfolio managers will result from the Conversions. Each Acquiring Portfolio will have a lower management fee rate than that of its Acquired Portfolio and each Acquiring Portfolio, under its unitary fee structure (subject to certain exceptions), is expected to experience lower overall expenses as compared to its Acquired Portfolio.

In considering each Plan, the Board requested and received detailed information from the Adviser regarding each Conversion, including: (1) the specific terms of each Plan; (2) the investment objectives, investment strategies, and fundamental policies of each Acquired Portfolio and each Acquiring Portfolio; (3) comparative data analyzing the fees and expenses of the Portfolios; (4) comparative data analyzing the risks and benefits of operating in the ETF structure compared to the mutual fund structure; (5) the proposed plans for ongoing management, distribution, and operation of each Acquiring Portfolio; (6) the management, financial position, and business of the Adviser and its affiliates; and (7) the impact of a Conversion on each Acquired Portfolio and its stockholders.

With respect to the information listed above, the Board considered that, among other information: (1) each Conversion is structured to be a tax-free reorganization under the Code and the shares of an Acquiring Portfolio that would be received by the stockholders of its corresponding Acquired Portfolio in the exchange will be equal in aggregate value to the aggregate value of their Acquired Portfolio shares (less cash corresponding to any fractional share amount, which could be taxable to the stockholders) as of the Closing Date of the Conversion; (2) the investment objectives, investment strategies and fundamental policies of each Acquired Portfolio and Acquiring Portfolio are identical, except for Bernstein Intermediate Duration Institutional Portfolio, which will have substantially similar investment strategies as its respective Acquiring Portfolio; (3) the management fee of each Acquiring Portfolio is less than the management fee of each Acquired Portfolio, and each Acquiring Portfolio is expected to experience significantly lower overall expenses as compared to its corresponding Acquired Portfolio under its unitary fee structure; (4) the plans for the ongoing management, distribution, and operation of each Acquiring Portfolio as an ETF will benefit tax conscious stockholders, though an investment in the Acquiring Portfolios is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis; and (5) AllianceBernstein L.P. is the adviser of the Acquired Portfolios and Acquiring Portfolios and the terms of the investment advisory agreements are materially the same other than with respect to the investment advisory fees. The Board also considered that each Conversion met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of stockholders of the Acquired Portfolios or Acquiring Portfolios.

After careful consideration, the Board, including all of the Independent Directors, determined that each Conversion would be in the best interests of each Acquired Portfolio and that the interests of existing stockholders of each Acquired Portfolio would not be diluted as a result of a Conversion. The Directors have unanimously approved the Plans and Conversions.

In making these determinations, the Board, including all of the Independent Directors, considered a number of factors, including the potential benefits and costs of each Conversion to the stockholders of the Acquired Portfolios. These considerations included the following:

•

The ETF structure has certain benefits for investors generally, including tax efficiency (although an investment in the Acquiring Portfolios is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis), holdings transparency, intra-day share tradability, reduced operating expenses, and higher invested assets because of reduced cash holdings;

•	The same investment adviser and portfolio managers that currently manage each Acquired Portfolio are expected to manage each corresponding Acquiring Portfolio following the closing of the Conversions;

•

Each Acquired Portfolio’s portfolio management team has no objection to portfolio holdings being publicly available on a daily basis, and does not believe that there is any meaningful possibility for third parties to profit significantly from their access to such holdings information;

•	Each Acquired Portfolio’s Conversion to an Acquiring Portfolio should have minimal impact on investment operations, except for the potential for reduced cash holdings;

•

The unitary fee for the AB California Intermediate Municipal ETF is set at an annualized rate of 0.27% of the ETF’s average net daily assets. This fee rate is below the Broadridge peer group median of 0.28%. The advisory fee schedule of the California Municipal Portfolio is: 0.425% of the first $1 billion of the Portfolio’s average net assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; and 0.275% in excess of $5 billion. The current effective advisory rate for the California Municipal Portfolio is 0.42%;

•

The unitary advisory fee for the AB New York Intermediate Municipal ETF is set at an annualized rate of 0.27% of the ETF’s average daily net assets. This fee rate is lower than the Broadridge peer group median of 0.29%. The advisory fee schedule of the New York Municipal Portfolio is: 0.425% of the first $1 billion of the Portfolio’s average net assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; and 0.275% in excess of $5 billion. The current effective advisory fee rate for the New York Municipal Portfolio is 0.41%;

•

The unitary advisory fee for the AB Core Bond ETF is set at an annualized rate of 0.28% of the ETF’s average daily net assets. This fee rate is below the Broadridge peer group median of 0.36%. The advisory fee schedule of the Bernstein Intermediate Duration Institutional Portfolio is: 0.45% of the Portfolio’s average daily net assets up to and including $2.5 billion; 0.40% in excess of $2.5 billion and up to and including $5 billion; 0.35% in excess of $5 billion and up to and including $8 billion; and 0.30% in excess of $8 billion. The current effective advisory fee rate for the Bernstein Intermediate Duration Institutional Portfolio is 0.45%;

•

The Conversions should provide an opportunity for each Acquiring Portfolio’s asset growth (as compared to current corresponding Acquired Portfolio asset levels). Given the unitary fee structures, however, asset growth is not expected to result in a reduction in ETF expenses;

•

The investment objectives, investment strategies and fundamental investment policies of each Acquired Portfolio and its corresponding Acquiring Portfolio are identical, except for Bernstein Intermediate Duration Institutional Portfolio, which will have substantially similar investment strategies as its respective Acquiring Portfolio;

•

The risks associated with an investment in an Acquired Portfolio and its corresponding Acquiring Portfolio are substantially similar, except that each Acquiring Portfolio is subject to certain risks unique to operating as an ETF;

•

Stockholders of each Acquired Portfolio must have a brokerage account that is permitted to hold ETF shares in order to receive shares of an Acquiring Portfolio and if a stockholder does not hold their Acquired Portfolio shares through that type of brokerage account, the stockholder will not receive shares of an Acquiring Portfolio as part of a Conversion. Instead, the stockholder’s investment in an Acquired Portfolio will be liquidated and the stockholder will receive a cash payment in redemption of the stockholder’s Acquired Portfolio shares, which may be taxable. If a stockholder holds Acquired Portfolio shares through a fund direct IRA and does not take action prior to a Conversion, the stockholder’s Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the value of the stockholder’s Acquired Portfolio shares. Alternatively, if a stockholder holds their Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of an Acquiring Portfolio, like many group retirement plans, the financial intermediary may transfer the stockholder’s investment in an Acquired Portfolio to a different investment option prior to a Conversion. In some cases, the liquidation of Acquired Portfolio shares and your receipt of cash, or the transfer of an investment, may be subject to fees and expenses and may also be a taxable event for a stockholder. The Directors also considered that the Adviser has implemented a communications plan intended to provide adequate notice to stockholders so that they may enter into appropriate arrangements prior to a Conversion, as well as the very small number of stockholders and net assets affected by this consideration;

•	A vote of stockholders of California Municipal Portfolio and New York Municipal Portfolio is not required under SCB Fund’s governing documents or the 1940 Act to consummate the Conversion;

•	A vote of stockholders of Bernstein Intermediate Duration Institutional Portfolio is not required under SCB Fund II’s governing documents or the 1940 Act to consummate the Conversion;

•

Except with respect to any cash payment received in lieu of fractional shares or payments in redemption of Acquired Portfolio shares, each Conversion is intended to be tax-free for federal income tax purposes for stockholders of each Acquired Portfolio;

•

The Acquiring Portfolios do not issue fractional shares so for some stockholders, fractional shares of an Acquired Portfolio will be redeemed at NAV immediately prior to a Conversion and result in a small cash payment, which will be taxable to the stockholder; and

•

Stockholders of an Acquired Portfolio may redeem their Acquired Portfolio shares prior to a Conversion if the stockholders do not wish to hold shares of an ETF, and that redemption may be taxable to the stockholder.

The Directors also considered, among other things:

•	the form of the Plan and the terms and conditions of the Conversions;

•

the fact that the terms of the investment advisory agreements for the Acquired Portfolios and their corresponding Acquiring Portfolios are materially the same (except for the “unitary” advisory fee structure and the addition of administrative expense reimbursement provisions (in the case of California Municipal Portfolio and New York Municipal Portfolio) and the Adviser does not anticipate that the Conversions will result in any decline in the level of services from the level of services that historically have been provided to the Acquired Portfolios;

•	their conclusion that the Conversions will not result in the dilution of stockholders’ interests;

•

the Acquiring Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Acquiring Portfolios to pay Rule 12b-1 fees not to exceed 0.25% per year of an Acquiring Portfolio’s average daily net assets and the fact that the Acquiring Portfolios will not make any 12b-1 payments under the Distribution Plan without prior Board and stockholder approval;

•	the fact that each Acquiring Portfolio will assume all the liabilities, expenses and obligations of its corresponding Acquired Portfolio;

•	the expected federal income tax consequences of each Conversion and the fact that the Conversions are conditioned on delivery of a tax opinion from Fund counsel; and

•	the expenses of the Conversions and the allocation of those expenses as described above.

Based upon their evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, each Board of Directors, including all of the Independent Directors (who consulted with their independent legal counsel concerning this matter), unanimously concluded that completing the Conversion is in the best interests of the stockholders of each Acquired Portfolio and that no dilution of value would result to the stockholders of the Acquired Portfolio from the Conversion.

Also at the Board Meeting, the Directors (who are Directors of all Companies) approved each Plan on behalf of the Acquiring Portfolios.

INFORMATION ABOUT THE PLANS

This is only a summary of the Plans, which are substantially similar for each Conversion. You should read the form of Plan, which is attached as Exhibit A to this Information Statement/Prospectus, for complete information about the Conversion.

How will the Conversions be carried out?

As provided in each Plan, an Acquiring Portfolio will acquire all the assets and assume all the liabilities, expenses and obligations of an Acquired Portfolio on the closing date of the Conversion (the “Closing Date”). In return, an Acquiring Portfolio will issue, and an Acquired Portfolio will distribute to its stockholders, a number of shares (and cash in lieu of fractional shares, if any) of the Acquiring Portfolio, determined by dividing the net value of all the assets of the Acquired Portfolio by the NAV per share of the Acquiring Portfolio. For this purpose, each Plan provides the times for and methods of determining the net value of the assets of each Portfolio. Each Plan provides that stockholders of the Acquired Portfolio will be credited with shares of the Acquiring Portfolio corresponding to the aggregate value of the Acquired Portfolio shares that the stockholder holds of record at the Closing Date except as noted below.

Shares of an Acquiring Fund will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares through a brokerage account that can accept shares of an Acquiring Portfolio on the Closing Date of a Conversion, the stockholder will not receive shares of an Acquiring Portfolio as part of a Conversion. Instead, the stockholder’s Acquired Portfolio shares will be liquidated, and the stockholder will receive a cash payment in redemption of the stockholder’s Acquired Portfolio shares. If you hold your Acquired Portfolio shares through a fund direct IRA and do not take action prior to the Conversion, your Acquired Portfolio shares will be exchanged for shares of AB Government Money Market Portfolio equal in value to the NAV of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of an Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in an Acquired Portfolio to a different investment option prior to a Conversion.

Following the distribution of Acquiring Portfolio shares in full liquidation of an Acquired Portfolio, an Acquired Portfolio will wind up its affairs and terminate as soon as is reasonably possible after a Conversion.

Each Conversion is expected to be consummated in the fourth quarter of 2025. Under applicable legal and regulatory requirements, none of an Acquired Portfolio’s stockholders will be entitled to exercise objecting stockholders’ appraisal rights, i.e., to demand the fair value of their shares in connection with the Conversion. Therefore, stockholders will be bound by the terms of the Conversions under the Plans. However, any stockholder of an Acquired Portfolio may redeem shares of common stock prior to a Conversion.

The parties may agree to amend a Plan to the extent permitted by law. If the Companies agree, a Plan may be terminated or abandoned at any time before a Conversion.

The Companies have made representations and warranties in each Plan that are customary in matters such as a Conversion. Each Plan contains a number of conditions precedent that must occur before an Acquired Portfolio or Acquiring Portfolio is obligated to proceed with a Conversion. One of these conditions requires that the Companies shall have received a tax opinion as described below that the consummation of a Conversion will not result in the recognition of gain or loss for federal income tax purposes for an Acquired Portfolio, an Acquiring Portfolio or their stockholders. The receipt of a tax opinion is a condition of a Conversion that cannot be waived.

Although stockholder approval of a Conversion is not required and the Adviser does not anticipate that a Conversion will be terminated, if a Conversion is terminated, stockholders of that Acquired Portfolio would be notified of the change and the Acquired Portfolio would continue to operate as a series of SCB Fund or SCB Fund II, as applicable. If a Conversion is not consummated, the Adviser intends to pay the expenses of the Conversion allocated to the Acquiring Portfolio and, in the case of the Bernstein Intermediate Duration Institutional Portfolio Conversion, the expenses of the Conversion allocated to the Acquired Portfolio.

Who will bear the expenses of the Conversions?

Under each Plan, direct expenses relating to each Conversion, including printing and mailing costs and fees of counsel to the Portfolios (excluding fees for counsel to the disinterested Directors) are expected to be borne by the Adviser and the Portfolios as follows:

(i) Legal Expenses:

(a) Legal expenses of an Acquiring Portfolio relating to its Conversion, including legal expenses relating to the offering of shares of the Acquiring Portfolio will be borne by the Adviser pursuant to each Acquiring Portfolio’s unitary fee arrangement.

(b) The legal costs of the Conversions of each of California Municipal Portfolio and New York Municipal Portfolio would be borne by those Portfolios, respectively. With respect to Bernstein Intermediate Duration Institutional Portfolio, the legal costs of the Conversion for the Portfolio would be borne by the Adviser pursuant to the current expense limitation agreement.

(ii) Other Conversion Costs: Other offering costs of an Acquiring Portfolio will be borne by the Adviser pursuant to the unitary fee structure. With respect to the other Conversion costs of a Conversion, such costs will be allocated (a) 50% to the Acquiring Portfolio and borne by the Adviser pursuant to the unitary fee structure and (b) 50% to the Acquired Portfolio. With respect to Bernstein Intermediate Duration Institutional Portfolio, such cost allocation to the Acquired Portfolio would be borne by the Adviser pursuant to the current expense limitation agreement.

A more detailed overview of the expected expenses of the Conversions is described above.

Federal Income Tax Consequences

The following is a general summary of some of the important U.S. federal income tax consequences of a Conversion and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual stockholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to stockholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

Each Conversion is intended to be a tax-free “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes. As a condition to the consummation of each Conversion, Seward & Kissel LLP will deliver an opinion (“Tax Opinion”) to SCB Fund or SCB Fund II, as applicable, and AB Active ETFs, Inc. to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of each Acquired Portfolio and Acquiring Portfolio) and the existing U.S. federal income tax law, and conditioned on the Conversion being completed in accordance with its respective Plan, for U.S. federal income tax purposes:

•

The Conversion will qualify as a “reorganization” (as defined in Section 368(a) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

•	No Portfolio will recognize any gain or loss as a direct result of the Conversion;

•

The Acquired Portfolio’s stockholders will not recognize any gain or loss on the exchange of their Acquired Portfolio shares for the Acquiring Portfolio shares, except with respect to cash received in lieu of fractional shares, if any;

•

The aggregate tax basis in Acquiring Portfolio shares that the Acquired Portfolio stockholder receives pursuant to the Conversion will be the same as the aggregate tax basis in the Acquired Portfolio shares the stockholder holds immediately before the Conversion (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Portfolio shares that the Acquired Portfolio stockholder receives pursuant to the Conversion will include the holding period for the Acquired Portfolio shares the stockholder holds immediately before the Conversion, provided that the stockholder holds the shares as capital assets at the time of the Conversion;

•

The Acquiring Portfolio’s tax basis in each asset the Acquired Portfolio transfers to it will be the same as the Acquired Portfolio’s tax basis therein immediately before the Conversion, and the Acquiring Portfolio’s holding period for each such asset will include the Acquired Portfolio’s holding period therefore (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period) immediately after the Conversion; and

•

The Conversion will not result in the termination of the Acquired Portfolio’s taxable year and the Acquired Portfolio’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Portfolio without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of a Conversion on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. None of the Portfolios have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of a Conversion.

The Tax Opinion for each Conversion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of a Conversion will be as described above. If a Conversion were consummated but the IRS or the courts were to determine that a Conversion did not qualify as a tax-free reorganization under the Code, and thus was taxable, an Acquired Portfolio would recognize gain or loss on the transfer of its assets to an Acquiring Portfolio, and each stockholder of the Acquired Portfolio that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Portfolio shares and the fair market value of the shares of the Acquiring Portfolio it received.

The tax year of each Acquired Portfolio is expected to continue with each Acquiring Portfolio, and the capital gains, if any, resulting from portfolio turnover prior to a Conversion will be carried over to an Acquiring Portfolio. If a Conversion were to end the tax year of an Acquired Portfolio (which is not the intended or expected outcome as of the date of this Information Statement/Prospectus), it would accelerate distributions to stockholders from an Acquired Portfolio for its short tax year ending on the Closing Date. Such distributions would be taxable and would include any capital gains resulting from portfolio turnover prior to a Conversion. If determined necessary by the Portfolios, an Acquired Portfolio will declare a distribution to stockholders, which together with all previous distributions, will have the effect of distributing to stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of a Conversion.

General Limitation on Losses. Assuming each Conversion qualifies as a tax-free reorganization, as expected, each Acquiring Portfolio will succeed to the tax attributes of its corresponding Acquired Portfolio upon the closing of a Conversion, including any capital loss carryovers that could have been used by an Acquired Portfolio to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of an Acquired Portfolio will be available to offset future gains recognized by the combined Portfolio. Capital losses of a Portfolio arising in taxable years beginning after December 22, 2010 may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of a Conversion, an Acquiring Portfolio has either no assets or de minimis assets incident to its organization, there will be no change of ownership of an Acquired Portfolio as a result of a Conversion. Thus, a Conversion of an Acquired Portfolio into an Acquiring Portfolio is not expected to result in any limitation on the use by an Acquiring Portfolio of an Acquired Portfolio’s capital loss carryovers, if any. However, the capital losses of an Acquiring Portfolio, as the successor in interest to an Acquired Portfolio, may subsequently become subject to an annual limitation as a result of sales of an Acquiring Portfolio shares or other reorganization transactions in which an Acquiring Portfolio might engage post-Conversion. The Adviser anticipates that the capital loss carryover will be $9,350,353, $26,722,281 and $92,024,693, respectively, for California Municipal Portfolio, New York Municipal Portfolio and Bernstein Intermediate Duration Institutional Portfolio.

The foregoing description of the U.S. federal income tax consequences of the Conversions applies generally to stockholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND STOCKHOLDER RIGHTS

California Municipal Portfolio and New York Municipal Portfolio are each a series of SCB Fund. SCB Fund is an open-end, registered management investment company. SCB Fund was organized as a Maryland corporation in 1988. The operations of SCB Fund are governed by its charter, Bylaws, and Maryland law. SCB Fund also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

Bernstein Intermediate Duration Institutional Portfolio is a series of SCB Fund II. SCB Fund II is an open-end, registered management investment company. SCB Fund II was organized as a Maryland corporation in 2002. The operations of SCB Fund II are governed by its charter, Bylaws, and Maryland law. SCB Fund II also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

AB California Intermediate Municipal ETF, AB New York Intermediate Municipal ETF and AB Core Bond ETF are each series of AB Active ETFs, Inc. AB Active ETFs, Inc., an open-end, registered management investment company, was organized as a Maryland corporation on July 12, 2010 under the name “AllianceBernstein Active ETFs, Inc.”. The Company’s name was changed to “AB Active ETFs, Inc.” on May 5, 2022. The operations of AB Active ETFs, Inc. are governed by its charter, Bylaws and Maryland law. AB Active ETFs, Inc. also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

Comparisons of the organizational documents governing SCB Fund, SCB Fund II, Inc. and AB Active ETFs, Inc. are provided in Exhibit B to this Information Statement/Prospectus.

Following each Conversion, stockholders of an Acquired Portfolio will receive shares of its corresponding Acquiring Portfolio of AB Active ETFs, Inc. equal in value to the shares of the Acquired Portfolio they hold, less cash for any fractional shares. Acquiring Portfolio shares will be credited to an Acquired Portfolio stockholder’s brokerage account and Acquired Portfolio shares will be cancelled. If a stockholder does not have a brokerage account that can accommodate shares of an ETF at the time of a Conversion of an Acquired Portfolio, the stockholder will not receive a distribution of Acquiring Portfolio shares and instead, the stockholder’s shares will be redeemed by an Acquired Portfolio prior to a Conversion, and such Acquired Portfolio stockholder will receive a cash payment in redemption of their Acquired Portfolio shares.

What are the capitalizations of the Portfolios?

The following tables set forth the unaudited capitalization of each Acquired Portfolio and Acquiring Portfolio as of May 30, 2025, and the unaudited pro forma combined capitalization of each Acquiring Portfolio as adjusted to give effect to each proposed Conversion. The following are examples of the number of shares of each Acquiring Portfolio that would have been exchanged for the shares of its corresponding Acquired Portfolio if a Conversion had been consummated, and do not reflect the number of shares or value of shares that would actually be received if a Conversion, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of stockholders associated with a Conversion or cash paid in lieu of fractional Acquiring Portfolio shares.

California Municipal Portfolio to AB California Intermediate Municipal ETF Conversion

	Acquired Portfolio(a)				Acquiring Portfolio(c)	Pro Forma Adjustments(d)	Pro Forma— Acquiring Portfolio after Conversion (estimated)(e)
	Class(b)
	A	C	Advisor	California Municipal
Net Assets	$49,046,134	$1,704,641	$133,129,458	$849,530,027	N/A	$(83,686)	$1,033,326,575
Shares Outstanding	3,591,171	124,851	9,748,559	62,213,674	N/A	(34,345,193)	41,333,063(f)
Net Asset Value Per Share	$13.66	$13.65	$13.66	$13.66	N/A	$11.34	$25(g)

(a)	The total assets of the Acquired Portfolio as of May 30, 2025 were $1,033,410,261.

(b)

CA Class A and CA Class C shares of the California Municipal Portfolio will each be converted to CA Advisor Class shares prior to the Conversion. California Municipal Class shares of the California Municipal Portfolio will not be converted prior to the Conversion. The Acquiring Portfolio does not offer multiple share classes.

(c)	The Acquiring Portfolio is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(d)

Adjustments reflect the costs of the Conversion to be incurred by the Acquired Portfolio, including legal, audit, printing and mailing costs. The adjustment to net assets is attributable to fractional share redemptions and the adjustment to the number of shares outstanding is attributable to the Acquiring Portfolio’s initial NAV.

(e)

Assumes the Conversion was consummated on May 30, 2025 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Portfolio will be received by the stockholders of the Acquired Portfolio on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.

(f)	Figure represents the number of shares that would be issued by the Acquiring Portfolio in order to have an initial NAV of $25 per share.

(g)	It is the intent of the Adviser for the Acquiring Portfolio to have an initial NAV of $25 per share.

New York Municipal Portfolio to AB New York Intermediate Municipal ETF Conversion

	Acquired Portfolio(a)				Acquiring Portfolio(c)	Pro Forma Adjustments(d)	Pro Forma— Acquiring Portfolio after Conversion (estimated)(e)
	Class(b)
	A	C	Advisor	New York Municipal
Net Assets	$68,421,833	$1,864,499	$46,541,995	$1,130,407,072	N/A	$(83,673)	$1,247,151,725
Shares Outstanding	5,163,590	140,713	3,513,150	85,288,762	N/A	(44,220,145)	49,886,069(f)
Net Asset Value Per Share	$13.25	$13.25	$13.25	$13.25	N/A	$11.75	$25(g)

(a)	The total assets of the Acquired Portfolio as of May 30, 2025 were $1,247,235,399.

(b)

NY Class A and NY Class C shares of the New York Municipal Portfolio will each be converted to NY Advisor Class shares prior to the Conversion. New York Municipal Class shares of the New York Municipal Portfolio will not be converted prior to the Conversion. The Acquiring Portfolio does not offer multiple share classes.

(c)	The Acquiring Portfolio is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(d)

Adjustments reflect the costs of the Conversion to be incurred by the Acquired Portfolio, including legal, audit, printing and mailing costs. The adjustment to net assets is attributable to fractional share redemptions and the adjustment to the number of shares outstanding is attributable to the Acquiring Portfolio’s initial NAV.

(e)

Assumes the Conversion was consummated on May 30, 2025 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Portfolio will be received by the stockholders of the Acquired Portfolio on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.

(f)	Figure represents the number of shares that would be issued by the Acquiring Portfolio in order to have an initial NAV of $25 per share.

(g)	It is the intent of the Adviser for the Acquiring Portfolio to have an initial NAV of $25 per share.

Bernstein Intermediate Duration Institutional Portfolio to AB Core Bond ETF Conversion

	Acquired Portfolio(a)	Acquiring Portfolio(b)	Pro Forma Adjustments(c)	Pro Forma— Acquiring Portfolio after Conversion (estimated)(d)
	Class
	Intermediate Duration Institutional
Net Assets	$833,138,618	N/A	$(8)	$833,138,610
Shares Outstanding	64,810,030	N/A	(37,038,743)	27,771,287(e)
Net Asset Value Per Share	$12.86	N/A	$17.14	$30(f)

(a)	The total assets of the Acquired Portfolio as of May 30, 2025 were $833,138,618.

(b)	The Acquiring Portfolio is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(c)

Adjustments reflect the costs of the Conversion to be incurred by the Acquired Portfolio, including legal, audit, printing and mailing costs. The adjustment to net assets is attributable to fractional share redemptions and the adjustment to the number of shares outstanding is attributable to the Acquiring Portfolio’s initial NAV.

(d)

Assumes the Conversion was consummated on May 30, 2025 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Portfolio will be received by the stockholders of the Acquired Portfolio on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.

(e)	Figure represents the number of shares that would be issued by the Acquiring Portfolio in order to have an initial NAV of $30 per share.

(f)	It is the intent of the Adviser for the Acquiring Portfolio to have an initial NAV of $30 per share.

The information in the capitalization tables above is for informational purposes only. There is no assurance that the Conversions will be consummated. Moreover, if consummated, the capitalization of each Acquired Portfolio and Acquiring Portfolio is likely to be different at the closing date as a result of daily share purchase and redemption activity in the Acquired Portfolios. Accordingly, the foregoing should not be relied upon to reflect the number of shares of an Acquiring Portfolio that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS AND ACQUIRED PORTFOLIOS

How do the fundamental investment policies of the Portfolios compare?

The fundamental investment policies of each Acquired Portfolio and its corresponding Acquiring Portfolio are identical.

Where can I find more financial and performance information about the Portfolios?

Additional information is available in the Portfolios’ prospectuses, statements of additional information, and the most recent annual and semi-annual stockholder reports, as applicable. Because the Acquiring Portfolios have not yet commenced operations, no annual reports are available for them.

The prospectus of each Acquired Portfolio, as well as the prospectus of each Acquiring Portfolio, are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. A copy of each Acquired Portfolio prospectus is available upon request from ABIS by calling 800-221-5672, free of charge. A copy of each Acquiring Portfolio prospectus accompanies this Information Statement/Prospectus.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The statement of additional information of each Acquired Portfolio and the statement additional information of each Acquiring Portfolio, are incorporated therein by reference, and are available upon request.

The applicable prospectuses, statements of additional information, and the most recent annual and semi-annual stockholder reports have been filed with the SEC and are available, free of charge, by (i) calling ABIS toll-free at 800-221-5672, (ii) accessing the documents at the Portfolios’ website at https://www.bernstein.com/ or www.abfunds.com, or (iii) writing to the Portfolios at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL STOCKHOLDERS

As of June 13, 2025, the Acquiring Portfolios were not operational and, therefore, had no stockholders. As of June 13, 2025, the Directors and officers of each Acquired Portfolio as a group beneficially owned less than 1% of the outstanding shares of common stock of each Acquired Portfolio. To the knowledge of each Acquired Portfolio, the following table shows the persons owning, as of June 13, 2025, either of record or beneficially, 5% or more of the outstanding shares of each class of each Acquired Portfolio and the percentage of the combined class’s shares to be owned by the persons if each Conversion had been consummated as of that date.

A stockholder who beneficially owns more than 25% of an Acquired Portfolio’s outstanding voting securities is presumed to “control” the Acquired Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a stockholder vote.

Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of stockholders associated with the Conversion or cash paid in lieu of fractional Acquiring Portfolio shares.

California Municipal Portfolio

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)

CA Class A	J.P. Morgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. Brooklyn, NY 11245-0001	233,673	6.72%	1.81%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	351,357	10.10%	9.77%

	Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	1,079,775	31.05%	19.52%

	National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	437,341	12.58%	3.25%

	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	723,462	20.80%	18.73%

CA Class C	J.P. Morgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. Brooklyn, NY 11245-0001	10,436	8.45%	1.81%

	Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	80,584	65.23%	19.52%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12,338	9.99%	0.09%

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)

	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	15,264	12.36%	18.73%

CA Advisor Class	Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Attn: Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	1,588,365	16.12%	11.81%

	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,086,526	11.03%	8.08%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	963,522	9.78%	9.77%

	Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	1,465,339	14.87%	19.52%

	National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	1,625,471	16.50%	12.08%

	UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Account for the Exclusive Benefit of Customer UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	820,604	8.33%	6.10%

	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	1,781,926	18.08%	18.73%

(a)

CA Class A and CA Class C shares of the California Municipal Portfolio will each be converted to CA Advisor Class shares prior to the Conversion. California Municipal Class shares of the California Municipal Portfolio will not be converted prior to the Conversion.

(b)	On a pro forma basis assuming the value of the stockholder’s interest in the Acquired Portfolio on the date of the Conversion, is the same as on the Record Date.

New York Municipal Portfolio

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)

NY Class A	J.P. Morgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. Brooklyn, NY 11245-0001	1,018,226	19.82%	11.71%

	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	365,171	7.11%	8.45%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	348,014	6.77%	4.27%

	National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	980,997	19.09%	11.11%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,260,794	24.54%	14.27%

NY Class C	J.P. Morgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. Brooklyn, NY 11245-0001	15,914	12.73%	11.71%

	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	28,776	23.02%	8.45%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	29,184	23.34%	4.27%

	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	30,375	24.30%	0.34%

NY Advisor Class	Arrow Financial Corporation P.O. Box 2161 250 Glen Street Glens Falls, NY 12801-2161	527,116	14.77%	5.97%

	Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Attn: Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	1,095,499	30.69%	12.40%

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(b)

	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	352,066	9.86%	8.45%

	National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	397,561	11.14%	4.50%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	368,540	10.32%	4.17%

	UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Account for the Exclusive Benefit of Customer UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	182,066	5.10%	2.06%

(a)

NY Class A and NY Class C shares of the New York Municipal Portfolio will each be converted to NY Advisor Class shares prior to the Conversion. New York Municipal Class shares of the New York Municipal Portfolio will not be converted prior to the Conversion.

(b)	On a pro forma basis assuming the value of the stockholder’s interest in the Acquired Portfolio on the date of the Conversion, is the same as on the Record Date.

Bernstein Intermediate Duration Institutional Portfolio

Series	Name and Address of Stockholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Conversion(a)

Bernstein Intermediate Duration Institutional Portfolio	CSA Compensation Accrual Fund Henry Rubio, Trustee, Et. Al. 40 Rector Street, 12th Floor New York, NY 10006-1729	3,286,928	5.05%	5.05%

(a)	On a pro forma basis assuming the value of the stockholder’s interest in the Acquired Portfolio on the date of the Conversion, is the same as on the Record Date.

ADDITIONAL INFORMATION

Administrator. The Adviser, with principal offices at 501 Commerce Street, Nashville, TN 37203, serves as the administrator for the Acquired Portfolios. State Street Bank and Trust Company, located at One Congress Street, Suite 1 Boston, MA 02114, serves as the administrator for the Acquiring Portfolios.

Transfer Agent. SS&C GIDS, Inc., P.O. Box 219804 Kansas City, MO 64121-9804, serves as the transfer agent for the California Municipal Class and New York Municipal Class shares of the California Municipal Portfolio and New York Municipal Portfolio. ABIS, an indirect wholly-owned subsidiary of the Adviser, located at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, serves as the transfer agent for Class A, Class C and Advisor Class shares of the California Municipal Portfolio and New York Municipal Portfolio. SS&C GIDS, Inc., P.O. Box 219804 Kansas City, MO 64121-9804, serves as the transfer agent for SCB Fund II. State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, MA 02114, serves as the transfer agent for the Acquiring Portfolios.

Custodian. State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114, serves as custodian and accounting agent for California Municipal Portfolio, New York Municipal Portfolio and Bernstein Intermediate Duration Institutional Portfolio. State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114, serves as custodian and accounting agent for the Acquiring Portfolios.

Distributor. Bernstein LLC acts as the distributor for California Municipal Class and New York Municipal Class shares of the California Municipal Portfolio and New York Municipal Portfolio of SCB Fund. ABI, an indirect wholly-owned subsidiary of the Adviser, located at 501 Commerce Street, Nashville, TN 37203 is the principal underwriter in connection with the sale of Class A, Class C and Advisor Class shares of California Municipal Portfolio and New York Municipal Portfolio of SCB Fund. Bernstein LLC serves as the distributor and principal underwriter for Bernstein Intermediate Duration Institutional Portfolio. Foreside, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor of the Acquiring Portfolios’ shares.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), located at 300 Madison Avenue, New York, New York 10017 serves as the independent registered public accounting firm to the California Municipal Portfolio and New York Municipal Portfolio. Ernst & Young, LLP (“Ernst & Young”), located at One Manhattan West, New York, New York 10001, serves as the independent registered public accounting firm to the Bernstein Intermediate Duration Institutional Portfolio and will serve as independent registered public accounting firm to the Acquiring Portfolios.

Stockholders Sharing the Same Address. Normally, if two or more stockholders share the same address, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Portfolio(s) have received contrary instructions from one or more of the stockholders at that shared address. Upon written or oral request, an Acquiring Portfolio will deliver promptly a separate copy of the Information Statement/Prospectus to a stockholder at a shared address. Please call the transfer agent at 800-221-5672, if you would like to receive a separate copy of the Information Statement/Prospectus.

Fund Counsel. Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, D.C. 20001, is counsel to SCB Fund, SCB Fund II and AB Active ETFs, Inc.

FINANCIAL HIGHLIGHTS

The Acquiring Portfolios are new and have no performance history as of the date of this Information Statement/Prospectus.

AB California Intermediate Municipal ETF will adopt the financial history, including the Financial Highlights, of California Municipal Portfolio’s CA Advisor Class shares following its Conversion. Prior to the Conversion, CA Class A and CA Class C shares of California Municipal Portfolio will be automatically converted into CA Advisor Class shares. California Municipal Class shares of California Municipal Portfolio will not be converted prior to the Conversion.

AB New York Intermediate Municipal ETF will adopt the financial history, including the Financial Highlights, of New York Municipal Portfolio’s NY Advisor Class shares following its Conversion. Prior to the Conversion, NY Class A and NY Class C shares of New York Municipal Portfolio will be automatically converted into NY Advisor Class shares. New York Municipal Class shares of New York Municipal Portfolio will not be converted prior to the Conversion.

AB Core Bond ETF will adopt the financial history, including the Financial Highlights, of Bernstein Intermediate Duration Institutional Portfolio’s shares following its Conversion.

The Financial Highlights information for each of California Municipal Portfolio, New York Municipal Portfolio and Bernstein Intermediate Duration Institutional Portfolio is presented below as it will be adopted by its corresponding Acquiring Portfolio following its Conversion.

The financial highlights tables are intended to help you understand an Acquired Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share of an Acquired Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in an Acquired Portfolio (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PwC, independent registered public accounting firm for the California Municipal Portfolio and New York Municipal Portfolio, and Ernst & Young, independent registered public accounting firm for Bernstein Intermediate Duration Institutional Portfolio, whose reports, along with each Acquired Portfolio’s financial statements, are included in each Acquired Portfolio’s Form N-CSR for its most recent fiscal year, which was filed with the SEC and is available upon request.

California Municipal Portfolio

	MUNICIPAL CLASS
	Six Months Ended March 31, 2025 (Unaudited)		Year Ended September 30,
			2024		2023	2022	2021	2020
Net asset value, beginning of period	$14.04		$13.36		$13.28	$14.60	$14.52	$14.44

Income From Investment Operations:
Net investment income(a)	.20		.39	(b)	.33	.25	.24	.29
Net realized and unrealized gain (loss) on investment transactions	(.28)		.68		.10	(1.33)	.08	.08

Total from investment operations	(.08)		1.07		.43	(1.08)	.32	.37

Less: Dividends
Dividends from net investment income	(.20)		(.39)		(.35)	(.24)	(.24)	(.29)

Net asset value, end of period	$13.76		$14.04		$13.36	$13.28	$14.60	$14.52

Total Return
Total investment return based on net asset value(d)	(.55)%		8.12%		3.23%	(7.46)%	2.21%	2.59%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$854,340		$860,634		$831,102	$938,638	$1,228,752	$1,243,747
Average net assets (000 omitted)	$860,107		$853,205		$903,282	$1,116,698	$1,252,402	$1,222,654
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.57	%(f)	.57%		.57%	.55%	.54%	.55%
Expenses, before waivers/reimbursements	.57	%(f)	.57%		.57%	.55%	.54%	.55%
Net investment income	2.90	%(f)	2.81	%(b)	2.44%	1.76%	1.66%	1.98%
Portfolio turnover rate	12%		39%		31%	23%	27%	16%

	CLASS A
	Six Months Ended March 31, 2025 (Unaudited)		Year Ended September 30,
			2024		2023	2022	2021	2020
Net asset value, beginning of period	$14.04		$13.36		$13.28	$14.60	$14.52	$14.44

Income From Investment Operations:
Net investment income(a)	.19		.36	(b)	.31	.22	.22	.26
Net realized and unrealized gain (loss) on investment transactions	(.27)		.69		.09	(1.33)	.07	.08

Total from investment operations	(.08)		1.05		.40	(1.11)	.29	.34

Less: Dividends
Dividends from net investment income	(.19)		(.37)		(.32)	(.21)	(.21)	(.26)

Net asset value, end of period	$13.77		$14.04		$13.36	$13.28	$14.60	$14.52

Total Return
Total investment return based on net asset value(d)	(.57)%		7.91%		3.03%	(7.63)%	2.03%	2.39%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$50,436		$47,615		$43,223	$57,141	$76,220	$82,318
Average net assets (000 omitted)	$50,745		$46,359		$49,135	$64,530	$83,485	$79,385
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.74	%(f)	.75%		.76%	.73%	.73%	.73%
Expenses, before waivers/reimbursements	.74	%(f)	.75%		.76%	.73%	.73%	.73%
Net investment income	2.73	%(f)	2.63	%(b)	2.24%	1.57%	1.48%	1.79%
Portfolio turnover rate	12%		39%		31%	23%	27%	16%

See Footnote Summary on page 49.

	CLASS C
	Six Months Ended March 31, 2025 (Unaudited)		Year Ended September 30,
			2024		2023	2022	2021	2020
Net asset value, beginning of period	$14.04		$13.36		$13.28	$14.59	$14.52	$14.44

Income From Investment Operations:
Net investment income(a)	.14		.26	(b)	.20	.12	.11	.15
Net realized and unrealized gain (loss) on investment transactions	(.28)		.68		.10	(1.32)	.06	.08

Total from investment operations	(.14)		.94		.30	(1.20)	.17	.23

Less: Dividends
Dividends from net investment income	(.14)		(.26)		(.22)	(.11)	(.10)	(.15)

Net asset value, end of period	$13.76		$14.04		$13.36	$13.28	$14.59	$14.52

Total Return
Total investment return based on net asset value(d)	(1.01)%		7.11%		2.25%	(8.26)%	1.19%	1.62%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,724		$2,382		$3,257	$3,652	$4,828	$6,586
Average net assets (000 omitted)	$1,918		$2,575		$3,463	$4,376	$5,934	$9,405
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.49	%(f)	1.50%		1.51%	1.49%	1.48%	1.48%
Expenses, before waivers/reimbursements	1.49	%(f)	1.51%		1.51%	1.49%	1.48%	1.48%
Net investment income	1.96	%(f)	1.87	%(b)	1.50%	.82%	.73%	1.05%
Portfolio turnover rate	12%		39%		31%	23%	27%	16%

	ADVISOR CLASS
	Six Months Ended March 31, 2025 (Unaudited)		Year Ended September 30,
			2024		2023	2022	2021	2020
Net asset value, beginning of period	$14.04		$13.36		$13.28	$14.60	$14.52	$14.44

Income From Investment Operations:
Net investment income(a)	.21		.40	(b)	.34	.26	.25	.29
Net realized and unrealized gain (loss) on investment transactions	(.29)		.68		.10	(1.33)	.08	.08

Total from investment operations	(.08)		1.08		.44	(1.07)	.33	.37

Less: Dividends
Dividends from net investment income	(.20)		(.40)		(.36)	(.25)	(.25)	(.29)

Net asset value, end of period	$13.76		$14.04		$13.36	$13.28	$14.60	$14.52

Total Return
Total investment return based on net asset value(d)	(.52)%		8.19%		3.28%	(7.40)%	2.28%	2.65%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$143,154		$120,177		$107,640	$102,466	$82,692	$60,140
Average net assets (000 omitted)	$129,956		$112,992		$123,025	$85,505	$70,376	$46,691
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.49	%(f)	.50%		.51%	.48%	.48%	.49%
Expenses, before waivers/reimbursements	.49	%(f)	.50%		.51%	.48%	.48%	.49%
Net investment income	2.98	%(f)	2.88	%(b)	2.50%	1.86%	1.71%	2.03%
Portfolio turnover rate	12%		39%		31%	23%	27%	16%

See Footnote Summary on page 49.

New York Municipal Portfolio

	MUNICIPAL CLASS
	Six Months Ended March 31, 2025 (Unaudited)		Year Ended September 30,
			2024		2023	2022	2021	2020
Net asset value, beginning of period	$13.60		$12.96		$12.88	$14.25	$14.04	$14.18

Income From Investment Operations:
Net investment income(a)	.18		.36	(b)	.31	.26	.27	.30
Net realized and unrealized gain (loss) on investment transactions	(.24)		.64		.08	(1.37)	.20	(.13)
Contributions from affiliates	– 0 –		– 0 –		.00 (c)	– 0 –	– 0 –	– 0 –

Total from investment operations	(.06)		1.00		.39	(1.11)	.47	.17

Less: Dividends
Dividends from net investment income	(.18)		(.36)		(.31)	(.26)	(.26)	(.31)

Net asset value, end of period	$13.36		$13.60		$12.96	$12.88	$14.25	$14.04

Total Return
Total investment return based on net asset value(d)	(.50)%		7.75%		3.07%	(7.89)%	3.38%	1.22%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,150,563		$1,211,803		$1,195,461	$1,277,132	$1,606,925	$1,585,884
Average net assets (000 omitted)	$1,176,027		$1,212,475		$1,258,015	$1,497,091	$1,623,786	$1,599,889
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55	%(f)	.55%		.56%	.54%	.53%	.54%
Expenses, before waivers/reimbursements	.55	%(f)	.55%		.56%	.54%	.53%	.54%
Net investment income	2.73	%(f)	2.69	%(b)	2.35%	1.90%	1.86%	2.17%
Portfolio turnover rate	11%		33%		20%	14%	18%	18%

	CLASS A
	Six Months Ended March 31, 2025 (Unaudited)		Year Ended September 30,
			2024		2023	2022	2021	2020
Net asset value, beginning of period	$13.59		$12.95		$12.88	$14.25	$14.03	$14.17

Income From Investment Operations:
Net investment income(a)	.17		.33	(b)	.28	.23	.24	.28
Net realized and unrealized gain (loss) on investment transactions	(.24)		.64		.08	(1.37)	.22	(.14)
Contributions from affiliates	– 0 –		– 0 –		.00 (c)	– 0 –	– 0 –	– 0 –

Total from investment operations	(.07)		.97		.36	(1.14)	.46	.14

Less: Dividends
Dividends from net investment income	(.17)		(.33)		(.29)	(.23)	(.24)	(.28)

Net asset value, end of period	$13.35		$13.59		$12.95	$12.88	$14.25	$14.03

Total Return
Total investment return based on net asset value(d)	(.52)%		7.54%		2.78%	(8.07)%	3.26%	1.03%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$70,589		$75,966		$79,542	$96,286	$116,552	$117,874
Average net assets (000 omitted)	$72,720		$78,331		$89,695	$105,328	$117,041	$119,315
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75	%(f)	.74%		.76%	.73%	.73%	.72%
Expenses, before waivers/reimbursements	.75	%(f)	.75%		.76%	.73%	.73%	.72%
Net investment income	2.53	%(f)	2.50	%(b)	2.14%	1.71%	1.67%	1.98%
Portfolio turnover rate	11%		33%		20%	14%	18%	18%

See Footnote Summary on page 49.

	CLASS C
	Six Months Ended March 31, 2025 (Unaudited)		Year Ended September 30,
			2024		2023	2022	2021	2020
Net asset value, beginning of period	$13.59		$12.95		$12.88	$14.25	$14.03	$14.17

Income From Investment Operations:
Net investment income(a)	.12		.23	(b)	.18	.13	.13	.17
Net realized and unrealized gain (loss) on investment transactions	(.24)		.64		.08	(1.37)	.22	(.13)
Contributions from affiliates	– 0 –		– 0 –		.00 (c)	– 0 –	– 0 –	– 0 –

Total from investment operations	(.12)		.87		.26	(1.24)	.35	.04

Less: Dividends
Dividends from net investment income	(.12)		(.23)		(.19)	(.13)	(.13)	(.18)

Net asset value, end of period	$13.35		$13.59		$12.95	$12.88	$14.25	$14.03

Total Return
Total investment return based on net asset value(d)	(.90)%		6.73%		2.01%	(8.76)%	2.47%	.27%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,896		$2,363		$3,597	$5,515	$8,982	$19,813
Average net assets (000 omitted)	$2,101		$2,696		$4,655	$7,393	$15,076	$23,921
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.51	%(f)	1.50%		1.51%	1.48%	1.48%	1.48%
Expenses, before waivers/reimbursements	1.51	%(f)	1.50%		1.51%	1.48%	1.48%	1.48%
Net investment income	1.77	%(f)	1.74	%(b)	1.38%	.95%	.93%	1.23%
Portfolio turnover rate	11%		33%		20%	14%	18%	18%

	ADVISOR CLASS
	Six Months Ended March 31, 2025 (Unaudited)		Year Ended September 30,
			2024		2023	2022	2021	2020
Net asset value, beginning of period	$13.59		$12.95		$12.88	$14.24	$14.03	$14.17

Income From Investment Operations:
Net investment income(a)	.19		.37	(b)	.32	.27	.27	.31
Net realized and unrealized gain (loss) on investment transactions	(.25)		.63		.07	(1.36)	.21	(.13)
Contributions from affiliates	– 0 –		– 0 –		.00 (c)	– 0 –	– 0 –	– 0 –

Total from investment operations	(.06)		1.00		.39	(1.09)	.48	.18

Less: Dividends
Dividends from net investment income	(.18)		(.36)		(.32)	(.27)	(.27)	(.32)

Net asset value, end of period	$13.35		$13.59		$12.95	$12.88	$14.24	$14.03

Total Return
Total investment return based on net asset value(d)	(.40)%		7.81%		3.04%	(7.77)%	3.44%	1.28%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$50,906		$53,919		$62,682	$61,511	$67,388	$64,546
Average net assets (000 omitted)	$51,189		$58,761		$61,081	$64,326	$62,323	$63,077
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%(f)	.49%		.51%	.48%	.48%	.47%
Expenses, before waivers/reimbursements	.50	%(f)	.50%		.51%	.48%	.48%	.47%
Net investment income	2.78	%(f)	2.74	%(b)	2.40%	1.96%	1.91%	2.22%
Portfolio turnover rate	11%		33%		20%	14%	18%	18%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

Bernstein Intermediate Duration Institutional Portfolio

	Six Months Ended March 31, 2025 (Unaudited)		Year Ended September 30,
			2024	2023	2022	2021	2020
Net asset value, beginning of period	$13.32		$12.31	$12.72	$15.50	$16.04	$15.46

Income From Investment Operations:
Net investment income(a)(b)	.28		.56	.47	.26	.30	.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.35)		1.01	(.41)	(2.55)	(.29)	.65

Total from investment operations	(.07)		1.57	.06	(2.29)	.01	1.05

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.56)	(.47)	(.27)	(.33)	(.44)
Dividends from net realized gain on investment transactions	– 0 –		– 0 –	– 0 –	(.22)	(.22)	(.03)

Total dividends and distributions	(.27)		(.56)	(.47)	(.49)	(.55)	(.47)

Net asset value, end of period	$12.98		$13.32	$12.31	$12.72	$15.50	$16.04

Total return(c)	(.46)%		13.01%	.45%	(15.13)%	.02%	6.96%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$841,837		$770,782	$657,457	$708,490	$1,016,985	$905,508
Average net assets (000 omitted)	$786,802		$722,099	$685,104	$853,245	$963,532	$879,658
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.44	%(d)	.45%	.45%	.45%	.45%	.45%
Expenses, before waivers/reimbursements	.52	%(d)	.52%	.54%	.51%	.52%	.52%
Net investment income(b)	4.37	%(d)	4.36%	3.63%	1.85%	1.92%	2.55%
Portfolio turnover rate(e)	89%		206%	169%	129%	118%	86%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The Portfolio accounts for dollar roll transactions as purchases and sales.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION

RELATING TO THE REORGANIZATION OF THE ASSETS AND LIABILITIES OF

CALIFORNIA MUNICIPAL PORTFOLIO OF SANFORD C. BERNSTEIN FUND, INC.

As of

[     ], 2025

This Agreement and Plan of Acquisition and Termination (the “Plan”) is made as of this [ ] day of [    ], 2025, by and among AB Active ETFs, Inc., a Maryland corporation (the “ETF Company”), on behalf of AB California Intermediate Municipal ETF (the “Acquiring Fund”), a series of the ETF Company, Sanford C. Bernstein Fund, Inc., a Maryland corporation (the “Mutual Fund Company”), on behalf of California Municipal Portfolio (the “Acquired Fund”, and together with the Acquiring Fund, the “Funds”), a series of the Mutual Fund Company, and solely for purposes of Section 23, AllianceBernstein L.P., the investment adviser to the Acquiring Fund and the Acquired Fund (the “Adviser”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each a series of an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Acquired Fund transfer all of the Assets (as hereinafter defined) to the Acquiring Fund in exchange for shares of equal net asset value of the Acquiring Fund (“Acquisition Shares”) and distribute the Acquisition Shares to stockholders (“Stockholders”) of the Acquired Fund (the “Acquisition”); and that the Acquired Fund thereafter liquidate and terminate;

WHEREAS, the Acquiring Fund is a “shell” series of the ETF Company created for the purpose of acquiring the Assets and assuming the Liabilities of the Acquired Fund; and

WHEREAS, the parties intend that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

Now,	therefore, the Acquiring Fund and the Acquired Fund agree as follows:

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act	Securities Act of 1933, as amended.

Assets	All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), accounts, contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund’s books. Assets shall not include (i) amounts reserved to pay out any cash in lieu of fractional shares to Acquired Fund Stockholders, or (ii) amounts payable to Acquired Fund Stockholders with respect to Acquired Fund shares redeemed prior to the Effective Time for which payment has been incepted but may not have been completed.

Closing Date	Such date as the parties may agree.

Effective Time	[5:00 p.m.], Eastern time, on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements	The audited financial statements of the relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund	The Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities	All liabilities, expenses and obligations of any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of the Acquiring Fund on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time	The close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of the Plan, the Acquiring Fund determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV	Except as otherwise provided, a Fund’s net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.	Regulatory Filings

The Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Transfer of the Acquired Fund’s Assets

The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

(a)

On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

(b)

At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(c)

Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid breaching the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions.

(d)	The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

(i)

The net value of the Assets to be conveyed by the Acquired Fund to the Acquiring Fund shall be determined as of the Valuation Time, by calculating the value of the Assets, which shall reflect the declaration of any dividend or distribution, and subtracting therefrom the amount of Liabilities, using the Acquired Fund’s then-applicable valuation procedures;

(ii)

The number of Acquisition Shares to be delivered to the Acquired Fund (or for the benefit of each class of the Acquired Fund) shall be determined by dividing the aggregate net assets of the Acquired Fund (or, in the case of more than one class, the aggregate net assets attributable to each class) by the NAV per share of the Acquiring Fund as of the Valuation Time (for purposes of this clause, aggregate net assets means Assets of the Acquired Fund (or attributable to a class of the Acquired Fund) minus the Liabilities of the Acquired Fund (or attributable to the applicable class));

(iii)

In exchange for the transfer of the Assets as required by Section 3(b) above, the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of Acquisition Shares so determined (for the avoidance of doubt, the Acquiring Fund shall not issue fractional shares);

(iv)

The NAV of each Acquisition Share to be delivered to the Acquired Fund shall be the NAV of shares of the Acquiring Fund determined as of the Valuation Time in accordance with the Acquiring Fund’s then applicable valuation procedures; and

(v)

The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts, 02114, as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities, other Assets, and all the Acquired Fund’s cash (reduced by amounts reserved to distribute in lieu of fractional Acquisition Shares) shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.

(e)

The Acquired Fund shall deliver cash payments in lieu of fractional Acquisition Shares to such Acquired Fund Stockholders who would otherwise have been entitled to receive fractional Acquisition Shares.

(f)	Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

4.	Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

(a)

At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall transfer to its Stockholders of record pro rata Acquisition Shares received by the Acquired Fund pursuant to Section 3(d) of this Plan. The transfer shall be accomplished with respect to the Acquisition Shares as follows: the Acquiring Fund shall establish accounts on its share records in the names of the Stockholders of record with respect to former Acquired Fund Stockholders and note on such accounts the number of Acquisition Shares that such former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously redeemed and cancelled on the books of the Acquired Fund. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Fund’s transfer agent. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquisition Shares, if an Acquired Fund Stockholder does not hold their Acquired Fund Shares in a brokerage account that can accept the Acquisition Shares being distributed, then such Acquired Fund Stockholder shall not receive a distribution of such Acquisition Shares and in lieu thereof shall receive a distribution of cash from the Acquired Fund equal to the net asset value of their Acquired Fund Shares; and (2) no fractional Acquisition Shares will be issued for the benefit of any Acquired Fund Stockholder.

Following distribution by the Acquired Fund to its Stockholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b)

At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund’s Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.	Certain Representations and Warranties of the Acquired Fund

The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)

The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Mutual Fund Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.

(b)

The Mutual Fund Company, on behalf of the Acquired Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(c)

The Board of Directors of the Mutual Fund Company has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Fund. Duly authorized officers of the Mutual Fund Company, on behalf of the Acquired Fund, have executed and delivered this Plan. This Plan represents a valid and binding contract of the Mutual Fund Company, on behalf of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan by the Mutual Fund Company does not, and the consummation of the transactions contemplated by this Plan will not, violate the Mutual Fund Company’s charter, its Bylaws or any material agreement to which the Acquired Fund is subject. The Mutual Fund Company does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.

(d)

The Acquired Fund is a separate series of the Mutual Fund Company that is treated as a separate corporation from each other series of the Mutual Fund Company under Section 851(g) of the Code. The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.

(e)

The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)

The Mutual Fund Company has duly authorized and validly issued all issued and outstanding shares of common stock of the Acquired Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

(g)

The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(h)	At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(i)

The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund’s most recent fiscal year-end and the results of the Acquired Fund’s operations and changes in the Acquired Fund’s net assets for the periods indicated.

(j)

To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities and reflected in its NAV.

(k)

To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the

Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

(l)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments that, if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

(m)

The Acquired Fund has filed or will file its federal income tax returns, copies of which have been previously made available to the Acquiring Fund, for all taxable years ending on or before the Closing Date, and has paid all taxes payable pursuant to such returns. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(n)

Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

(o)

The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Acquiring Fund.

(p)

The Acquisition Shares to be issued to the Acquired Fund pursuant to Section 3(d) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in Section 4(a).

(q)

The Acquired Fund, or its agents, (i) holds or has obtained a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund Stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.

6.	Certain Representations and Warranties of Acquiring Fund

The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)

The Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The ETF Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time. The Acquiring Fund is in compliance in all material respects with the 1940 Act and rules and regulations thereunder, and will not commence operations until the Closing, and immediately before the Closing Date, the Acquiring Fund will be a shell series of the ETF Company, without assets (except the amount paid for the initial share if it has not been redeemed by that time), created for the purpose of acquiring the Assets, assuming the liabilities and continuing the business of the Acquired Fund.

(b)	The ETF Company, on behalf of the Acquiring Fund, shall operate its business in the ordinary course between the date hereof and the Effective Time.

(c)

The ETF Company, on behalf of the Acquiring Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(d)

The Board of Directors of the ETF Company has duly authorized execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquiring Fund. Duly authorized officers of the ETF Company, on behalf of the Acquiring Fund, have executed and delivered the Plan. The Plan represents a valid and binding contract of the ETF Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the charter of the ETF Company, its Bylaws or any material agreement to which the Acquiring Fund is subject. The ETF Company does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Fund.

(e)

The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders of the Acquired Fund, and at the Effective Time, insofar as it relates to the Acquiring Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)

The ETF Company has duly authorized the Acquisition Shares referred to in Section 3(d) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Acquisition Shares shall be validly issued, fully paid and non-assessable, and no Stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

(g)

To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

(h)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(i)

The Acquiring Fund is a separate series of the ETF Company that is treated as a separate corporation from each other series of the ETF Company under Section 851(g) of the Code. The Acquiring Fund will take all steps necessary to qualify/has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and from and after the commencement of operations, the Acquiring Fund will be a “fund” (as defined in Section 851(g)(2) of the Code, eligible for treatment under Section 851(g)(1)) for the taxable year that will include the Closing Date, and has not taken and will not take any steps inconsistent with its qualification as such; and the Acquiring Fund intends to continue to meet those requirements and expects to so qualify for each subsequent taxable year. The Acquiring Fund: (i) is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes; (ii) holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets; and (iii) has no earnings or profits accumulated in any taxable year. Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the ETF Company prior to its commencement of operations. As of the time immediately prior to the Closing Date, there will be no issued or outstanding securities issued by the Acquiring Fund, other than nominal shares issued in a private placement to the Adviser or its affiliate to secure any required initial stockholder approvals.

(j)

The Acquiring Fund has not commenced operations and has not yet filed any income tax returns, and will file its first federal income tax return after the completion of its first taxable year after the Closing Date/Effective Time as a registered investment company on Form 1120-RIC. To the best of the Acquiring Fund’s knowledge, it will not have any tax deficiency, liability or assessment asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any taxes; and no waivers of the time to assess any such taxes are outstanding nor are any written requests for such waivers pending.

(k)

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

7.	Conditions to the Obligations of Acquiring Fund and the Acquired Fund

The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

(b)

The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

(c)

There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

(d)

The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

(i)

the Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)

no gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Assets to Acquiring Fund solely in exchange for Acquisition Shares and the assumption by Acquiring Fund of the Liabilities, or upon the distribution of Acquisition Shares to Stockholders of the Acquired Fund;

(iii)

the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(iv)

the holding period of each Asset of the Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(v)	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets of the Acquired Fund solely in exchange for Acquisition Shares and the assumption of the Liabilities;

(vi)

except with respect to cash received in lieu of fractional shares, no gain or loss will be recognized by Stockholders of the Acquired Fund upon the exchange of the Acquired Fund shares for Acquisition Shares as part of the Acquisition;

(vii)

the aggregate tax basis of the Acquisition Shares that each Stockholder of the Acquired Fund receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor reduced by any cash received in lieu of fractional shares; and

(viii)

each Acquired Fund Stockholder’s holding period for the Acquisition Shares received in the Acquisition will include the period for which such Stockholder held the Acquired Fund shares exchanged therefor, provided that the Stockholder held such Acquired Fund shares as capital assets on the date of the exchange.

The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (d), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (d).

(e)

The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

(f)

No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

(g)

The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

(h)	Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 12 of this Plan.

8.	Conditions to the Obligations of the Acquired Fund

The obligations of the Mutual Fund Company or the Acquired Fund, as applicable, with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Mutual Fund Company, on behalf of the Acquired Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

(i)

Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

(ii)

This Plan has been duly authorized, executed and delivered by the ETF Company, on behalf of the Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Acquiring Fund;

(iv)

The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the ETF Company or its Bylaws, and no approval of the Plan by the Stockholders of the Acquiring Fund is required under its charter, Bylaws or applicable law; and

(v)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the ETF Company, on behalf of the Acquiring Fund, to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquiring Fund as to factual matters.

(b)	The Mutual Fund Company, on behalf of the Acquired Fund, shall have received a letter from Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

9.	Conditions to the Obligations of Acquiring Fund

The obligations of Acquiring Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Mutual Fund Company and the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

(i)

The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

(ii)

This Plan has been duly authorized, executed and delivered by the Mutual Fund Company on behalf of the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the Acquired Fund or its Bylaws; and

(iv)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the Acquired Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

10.	Closing

(a)	The Closing shall be held at the offices of the Funds, 66 Hudson Boulevard East, 26th Floor, New York, New York 10001, or at such other time or place as the parties may agree.

(b)

In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

(c)

Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to accounts established on the records of the Acquiring Fund in the names or for the benefit of the Acquired Fund’s Stockholders. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

(d)

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

11.	Survival of Representations and Warranties

(a)

Except for Sections 5, 6, 13, 17, 18, 20, 21, 22 and 23, no representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

(b)

Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holds, of its portfolio and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by a party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.

12.	Termination of Plan

A majority of either party’s Board of Directors may terminate this Plan with respect to the applicable Fund at any time before the applicable Effective Time if: (a) the Fund’s conditions precedent set forth in Sections 7, 8 or 9 as appropriate, are not satisfied; or (b) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Acquiring Fund or Acquired Fund, as applicable, and gives notice of such termination to the other party.

13.	Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.	Brokerage Fees

Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

15.	Amendments

The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time.

16.	Waivers

At any time prior to the Closing Date, either party may, by written instrument signed by it, (a) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (b) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.	Indemnification of Directors

The ETF Company, on behalf of the Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the Mutual Fund Company’s current and former directors and officers, acting in their capacities as such, with respect to the Acquired Fund, under the Mutual Fund Company’s charter and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

18.	Cooperation and Further Assurances

Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan’s terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

19.	Updating of N-14 Registration Statement

If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

20.	Limitation on Liabilities

The obligations of the Mutual Fund Company, the Acquired Fund, the ETF Company and the Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund personally, but shall bind only the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Mutual Fund Company or ETF Company, as appropriate. No other series of the Mutual Fund Company shall be liable for the obligations of the Acquired Fund.

21.	Termination of the Acquired Fund

If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

22.	Notices

Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

For the Acquired Fund:

Sanford C. Bernstein Fund, Inc. – California Municipal Portfolio

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Attention: Secretary

For Acquiring Fund:

AB Active ETFs, Inc. – AB California Intermediate Municipal ETF

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Attention: Secretary

23.	Expenses

Direct expenses of each of the Acquired Fund and Acquiring Fund relating to the Acquisition, including printing and mailing costs and fees of counsel to the respective Fund (excluding fees for counsel to the disinterested Directors of the Funds) will be borne by the Adviser and the Funds as follows:

(i)	Legal Expenses:

(a)

Legal expenses of the Acquiring Fund relating to the Acquisition, including legal expenses relating to the offering of shares of the Acquiring Fund, will be borne by the Adviser pursuant to a separate existing agreement between the Fund and the Adviser.

(b)	Legal expenses of the Acquired Fund relating to the Acquisition would be borne by the Acquired Fund.

(ii)

Other Acquisition Expenses: Other offering expenses of the Acquiring Fund will be borne by the Adviser pursuant to the unitary fee structure. With respect to the other Acquisition expenses, such expenses will be allocated (a) 50% to the Acquiring Fund and borne by the Adviser pursuant to the unitary fee structure and (b) 50% to the Acquired Fund.

24.	General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in this Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

[Signature Page to Follow]

In Witness Whereof, the parties hereto have executed this Agreement and Plan of Acquisition and Termination as of the day and year first above written.

Sanford C. Bernstein Fund, Inc. – California Municipal Portfolio

Attest:

By:

Name:		Name:

Title:		Title:

AB Active ETFs, Inc. – AB California Intermediate Municipal ETF

Attest:

By:

Name:		Name:

Title:		Title:

AllianceBernstein L.P.

Attest:

By:

Name:		Name:

Title:		Title:

FORM OF AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION

RELATING TO THE REORGANIZATION OF THE ASSETS AND LIABILITIES OF

NEW YORK MUNICIPAL PORTFOLIO OF SANFORD C. BERNSTEIN FUND, INC.

As of

[   ], 2025

This Agreement and Plan of Acquisition and Termination (the “Plan”) is made as of this [ ] day of [  ], 2025, by and among AB Active ETFs, Inc., a Maryland corporation (the “ETF Company”), on behalf of AB New York Intermediate Municipal ETF (the “Acquiring Fund”), a series of the ETF Company, Sanford C. Bernstein Fund, Inc., a Maryland corporation (the “Mutual Fund Company”), on behalf of New York Municipal Portfolio (the “Acquired Fund”, and together with the Acquiring Fund, the “Funds”), a series of the Mutual Fund Company, and solely for purposes of Section 23, AllianceBernstein L.P., the investment adviser to the Acquiring Fund and the Acquired Fund (the “Adviser”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each a series of an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Acquired Fund transfer all of the Assets (as hereinafter defined) to the Acquiring Fund in exchange for shares of equal net asset value of the Acquiring Fund (“Acquisition Shares”) and distribute the Acquisition Shares to stockholders (“Stockholders”) of the Acquired Fund (the “Acquisition”); and that the Acquired Fund thereafter liquidate and terminate;

WHEREAS, the Acquiring Fund is a “shell” series of the ETF Company created for the purpose of acquiring the Assets and assuming the Liabilities of the Acquired Fund; and

WHEREAS, the parties intend that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act	Securities Act of 1933, as amended.

Assets	All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), accounts, contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund’s books. Assets shall not include (i) amounts reserved to pay out any cash in lieu of fractional shares to Acquired Fund Stockholders, or (ii) amounts payable to Acquired Fund Stockholders with respect to Acquired Fund shares redeemed prior to the Effective Time for which payment has been incepted but may not have been completed.

Closing Date	Such date as the parties may agree.

Effective Time	[5:00 p.m.], Eastern time, on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements	The audited financial statements of the relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund	The Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities	All liabilities, expenses and obligations of any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of the Acquiring Fund on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time	The close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of the Plan, the Acquiring Fund determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV	Except as otherwise provided, a Fund’s net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.	Regulatory Filings

The Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Transfer of the Acquired Fund’s Assets

The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

(a)

On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

(b)

At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(c)

Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid breaching the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions.

(d)	The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

(i)

The net value of the Assets to be conveyed by the Acquired Fund to the Acquiring Fund shall be determined as of the Valuation Time, by calculating the value of the Assets, which shall reflect the declaration of any dividend or distribution, and subtracting therefrom the amount of Liabilities, using the Acquired Fund’s then-applicable valuation procedures;

(ii)

The number of Acquisition Shares to be delivered to the Acquired Fund (or for the benefit of each class of the Acquired Fund) shall be determined by dividing the aggregate net assets of the Acquired Fund (or, in the case of more than one class, the aggregate net assets attributable to each class) by the NAV per share of the Acquiring Fund as of the Valuation Time (for purposes of this clause, aggregate net assets means Assets of the Acquired Fund (or attributable to a class of the Acquired Fund) minus the Liabilities of the Acquired Fund (or attributable to the applicable class));

(iii)

In exchange for the transfer of the Assets as required by Section 3(b) above, the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of Acquisition Shares so determined (for the avoidance of doubt, the Acquiring Fund shall not issue fractional shares);

(iv)

The NAV of each Acquisition Share to be delivered to the Acquired Fund shall be the NAV of shares of the Acquiring Fund determined as of the Valuation Time in accordance with the Acquiring Fund’s then applicable valuation procedures; and

(v)

The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston Massachusetts, 02114, as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities, other Assets, and all the Acquired Fund’s cash (reduced by amounts reserved to distribute in lieu of fractional Acquisition Shares) shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.

(e)

The Acquired Fund shall deliver cash payments in lieu of fractional Acquisition Shares to such Acquired Fund Stockholders who would otherwise have been entitled to receive fractional Acquisition Shares.

(f)	Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

4.	Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

(a)

At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall transfer to its Stockholders of record pro rata Acquisition Shares received by the Acquired Fund pursuant to Section 3(d) of this Plan. The transfer shall be accomplished with respect to the Acquisition Shares as follows: the Acquiring Fund shall establish accounts on its share records in the names of the Stockholders of record with respect to former Acquired Fund Stockholders and note on such accounts the number of Acquisition Shares that such former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously redeemed and cancelled on the books of the Acquired Fund. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Fund’s transfer agent. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquisition Shares, if an Acquired Fund Stockholder does not hold their Acquired Fund Shares in a brokerage account that can accept the Acquisition Shares being distributed, then such Acquired Fund Stockholder shall not receive a distribution of such Acquisition Shares and in lieu thereof shall receive a distribution of cash from the Acquired Fund equal to the net asset value of their Acquired Fund Shares; and (2) no fractional Acquisition Shares will be issued for the benefit of any Acquired Fund Stockholder.

Following distribution by the Acquired Fund to its Stockholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b)

At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund’s Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.	Certain Representations and Warranties of the Acquired Fund

The	Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)

The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Mutual Fund Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.

(b)

The Mutual Fund Company, on behalf of the Acquired Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(c)

The Board of Directors of the Mutual Fund Company has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Fund. Duly authorized officers of the Mutual Fund Company, on behalf of the Acquired Fund, have executed and delivered this Plan. This Plan represents a valid and binding contract of the Mutual Fund Company, on behalf of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan by the Mutual Fund Company does not, and the consummation of the transactions contemplated by this Plan will not, violate the Mutual Fund Company’s charter, its Bylaws or any material agreement to which the Acquired Fund is subject. The Mutual Fund Company does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.

(d)

The Acquired Fund is a separate series of the Mutual Fund Company that is treated as a separate corporation from each other series of the Mutual Fund Company under Section 851(g) of the Code. The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.

(e)

The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)

The Mutual Fund Company has duly authorized and validly issued all issued and outstanding shares of common stock of the Acquired Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

(g)

The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(h)	At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(i)

The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund’s most recent fiscal year-end and the results of the Acquired Fund’s operations and changes in the Acquired Fund’s net assets for the periods indicated.

(j)

To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities and reflected in its NAV.

(k)

To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the

Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

(l)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments that, if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

(m)

The Acquired Fund has filed or will file its federal income tax returns, copies of which have been previously made available to the Acquiring Fund, for all taxable years ending on or before the Closing Date, and has paid all taxes payable pursuant to such returns. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(n)

Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

(o)

The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Acquiring Fund.

(p)

The Acquisition Shares to be issued to the Acquired Fund pursuant to Section 3(d) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in Section 4(a).

(q)

The Acquired Fund, or its agents, (i) holds or has obtained a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund Stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.

6.	Certain Representations and Warranties of Acquiring Fund

The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)

The Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The ETF Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time. The Acquiring Fund is in compliance in all material respects with the 1940 Act and rules and regulations thereunder, and will not commence operations until the Closing, and immediately before the Closing Date, the Acquiring Fund will be a shell series of the ETF Company, without assets (except the amount paid for the initial share if it has not been redeemed by that time), created for the purpose of acquiring the Assets, assuming the liabilities and continuing the business of the Acquired Fund.

(b)	The ETF Company, on behalf of the Acquiring Fund, shall operate its business in the ordinary course between the date hereof and the Effective Time.

(c)

The ETF Company, on behalf of the Acquiring Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(d)

The Board of Directors of the ETF Company has duly authorized execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquiring Fund. Duly authorized officers of the ETF Company, on behalf of the Acquiring Fund, have executed and delivered the Plan. The Plan represents a valid and binding contract of the ETF Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the charter of the ETF Company, its Bylaws or any material agreement to which the Acquiring Fund is subject. The ETF Company does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Fund.

(e)

The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders of the Acquired Fund, and at the Effective Time, insofar as it relates to the Acquiring Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)

The ETF Company has duly authorized the Acquisition Shares referred to in Section 3(d) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Acquisition Shares shall be validly issued, fully paid and non-assessable, and no Stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

(g)

To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

(h)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(i)

The Acquiring Fund is a separate series of the ETF Company that is treated as a separate corporation from each other series of the ETF Company under Section 851(g) of the Code. The Acquiring Fund will take all steps necessary to qualify/has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and from and after the commencement of operations, the Acquiring Fund will be a “fund” (as defined in Section 851(g)(2) of the Code, eligible for treatment under Section 851(g)(1)) for the taxable year that will include the Closing Date, and has not taken and will not take any steps inconsistent with its qualification as such; and the Acquiring Fund intends to continue to meet those requirements and expects to so qualify for each subsequent taxable year. The Acquiring Fund: (i) is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes; (ii) holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets; and (iii) has no earnings or profits accumulated in any taxable year. Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the ETF Company prior to its commencement of operations. As of the time immediately prior to the Closing Date, there will be no issued or outstanding securities issued by the Acquiring Fund, other than nominal shares issued in a private placement to the Adviser or its affiliate to secure any required initial stockholder approvals.

(j)

The Acquiring Fund has not commenced operations and has not yet filed any income tax returns, and will file its first federal income tax return after the completion of its first taxable year after the Closing Date/Effective Time as a registered investment company on Form 1120-RIC. To the best of the Acquiring Fund’s knowledge, it will not have any tax deficiency, liability or assessment asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any taxes; and no waivers of the time to assess any such taxes are outstanding nor are any written requests for such waivers pending.

(k)

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

7.	Conditions to the Obligations of Acquiring Fund and the Acquired Fund

The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

(b)

The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

(c)

There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

(d)

The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

(i)

the Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)

no gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Assets to Acquiring Fund solely in exchange for Acquisition Shares and the assumption by Acquiring Fund of the Liabilities, or upon the distribution of Acquisition Shares to Stockholders of the Acquired Fund;

(iii)

the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(iv)

the holding period of each Asset of the Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(v)	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets of the Acquired Fund solely in exchange for Acquisition Shares and the assumption of the Liabilities;

(vi)

except with respect to cash received in lieu of fractional shares, no gain or loss will be recognized by Stockholders of the Acquired Fund upon the exchange of the Acquired Fund shares for Acquisition Shares as part of the Acquisition;

(vii)

the aggregate tax basis of the Acquisition Shares that each Stockholder of the Acquired Fund receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor reduced by any cash received in lieu of fractional shares; and

(viii)

each Acquired Fund Stockholder’s holding period for the Acquisition Shares received in the Acquisition will include the period for which such Stockholder held the Acquired Fund shares exchanged therefor, provided that the Stockholder held such Acquired Fund shares as capital assets on the date of the exchange.

The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (d), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (d).

(e)

The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

(f)

No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

(g)

The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

(h)	Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 12 of this Plan.

8.	Conditions to the Obligations of the Acquired Fund

The obligations of the Mutual Fund Company or the Acquired Fund, as applicable, with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Mutual Fund Company, on behalf of the Acquired Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

(i)

Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

(ii)

This Plan has been duly authorized, executed and delivered by the ETF Company, on behalf of the Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Acquiring Fund;

(iv)

The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the ETF Company or its Bylaws, and no approval of the Plan by the Stockholders of the Acquiring Fund is required under its charter, Bylaws or applicable law; and

(v)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the ETF Company, on behalf of the Acquiring Fund, to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquiring Fund as to factual matters.

(b)	The Mutual Fund Company, on behalf of the Acquired Fund, shall have received a letter from Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

9.	Conditions to the Obligations of Acquiring Fund

The obligations of Acquiring Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Mutual Fund Company and the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

(i)

The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

(ii)

This Plan has been duly authorized, executed and delivered by the Mutual Fund Company on behalf of the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the Acquired Fund or its Bylaws; and

(iv)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the Acquired Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

10.	Closing

(a)	The Closing shall be held at the offices of the Funds, 66 Hudson Boulevard East, 26th Floor, New York, New York, 10001, or at such other time or place as the parties may agree.

(b)

In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

(c)

Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to accounts established on the records of the Acquiring Fund in the names or for the benefit of the Acquired Fund’s Stockholders. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

(d)

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

11.	Survival of Representations and Warranties

(a)

Except for Sections 5, 6, 13, 17, 18, 20, 21, 22 and 23, no representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

(b)

Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holds, of its portfolio and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by a party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.

12.	Termination of Plan

A majority of either party’s Board of Directors may terminate this Plan with respect to the applicable Fund at any time before the applicable Effective Time if: (a) the Fund’s conditions precedent set forth in Sections 7, 8 or 9 as appropriate, are not satisfied; or (b) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Acquiring Fund or Acquired Fund, as applicable, and gives notice of such termination to the other party.

13.	Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.	Brokerage Fees

Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

15.	Amendments

The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time.

16.	Waivers

At any time prior to the Closing Date, either party may, by written instrument signed by it, (a) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (b) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.	Indemnification of Directors

The ETF Company, on behalf of the Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the Mutual Fund Company’s current and former directors and officers, acting in their capacities as such, with respect to the Acquired Fund, under the Mutual Fund Company’s charter and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

18.	Cooperation and Further Assurances

Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan’s terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

19.	Updating of N-14 Registration Statement

If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

20.	Limitation on Liabilities

The obligations of the Mutual Fund Company, the Acquired Fund, the ETF Company and the Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund personally, but shall bind only the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Mutual Fund Company or ETF Company, as appropriate. No other series of the Mutual Fund Company shall be liable for the obligations of the Acquired Fund.

21.	Termination of the Acquired Fund

If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

22.	Notices

Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

For the Acquired Fund:

Sanford C. Bernstein Fund, Inc. – New York Municipal Portfolio

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Attention: Secretary

For Acquiring Fund:

AB Active ETFs, Inc. – AB New York Intermediate Municipal ETF

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Attention: Secretary

23.	Expenses

Direct expenses of each of the Acquired Fund and Acquiring Fund relating to the Acquisition, including printing and mailing costs and fees of counsel to the respective Fund (excluding fees for counsel to the disinterested Directors of the Funds) will be borne by the Adviser and the Funds as follows:

(i)	Legal Expenses:

(a)

Legal expenses of the Acquiring Fund relating to the Acquisition, including legal expenses relating to the offering of shares of the Acquiring Fund, will be borne by the Adviser pursuant to a separate existing agreement between the Fund and the Adviser.

(b)	Legal expenses of the Acquired Fund relating to Acquisition would be borne by Acquired Fund.

(ii)

Other Acquisition Expenses: Other offering expenses of the Acquiring Fund will be borne by the Adviser pursuant to the unitary fee structure. With respect to the other Acquisition expenses, such expenses will be allocated (a) 50% to the Acquiring Fund and borne by the Adviser pursuant to the unitary fee structure and (b) 50% to the Acquired Fund.

24.	General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in this Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

[Signature Page to Follow]

In Witness Whereof, the parties hereto have executed this Agreement and Plan of Acquisition and Termination as of the day and year first above written.

Sanford C. Bernstein Fund, Inc. – New York Municipal Portfolio

Attest:

By:

Name:		Name:

Title:		Title:

AB Active ETFs, Inc. – AB New York Intermediate Municipal ETF

Attest:

By:

Name:		Name:

Title:		Title:

AllianceBernstein L.P.

Attest:

By:

Name:		Name:

Title:		Title:

FORM OF AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION

RELATING TO THE REORGANIZATION OF THE ASSETS AND LIABILITIES OF

BERNSTEIN INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO OF SANFORD C. BERNSTEIN FUND II, INC.

As of

[     ], 2025

This Agreement and Plan of Acquisition and Termination (the “Plan”) is made as of this [ ] day of [    ], 2025, by and among AB Active ETFs, Inc., a Maryland corporation (the “ETF Company”), on behalf of AB Core Bond ETF (the “Acquiring Fund”), a series of the ETF Company, Sanford C. Bernstein Fund II, Inc., a Maryland corporation (the “Mutual Fund Company”), on behalf of Bernstein Intermediate Duration Institutional Portfolio (the “Acquired Fund”, and together with the Acquiring Fund, the “Funds”), a series of the Mutual Fund Company, and solely for purposes of Section 23, AllianceBernstein L.P., the investment adviser to the Acquiring Fund and the Acquired Fund (the “Adviser”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each a series of an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Acquired Fund transfer all of the Assets (as hereinafter defined) to the Acquiring Fund in exchange for shares of equal net asset value of the Acquiring Fund (“Acquisition Shares”) and distribute the Acquisition Shares to stockholders (“Stockholders”) of the Acquired Fund (the “Acquisition”); and that the Acquired Fund thereafter liquidate and terminate;

WHEREAS, the Acquiring Fund is a “shell” series of the ETF Company created for the purpose of acquiring the Assets and assuming the Liabilities of the Acquired Fund; and

WHEREAS, the parties intend that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act	Securities Act of 1933, as amended.

Assets	All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), accounts, contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund’s books. Assets shall not include (i) amounts reserved to pay out any cash in lieu of fractional shares to Acquired Fund Stockholders, or (ii) amounts payable to Acquired Fund Stockholders with respect to Acquired Fund shares redeemed prior to the Effective Time for which payment has been incepted but may not have been completed.

Closing Date	Such date as the parties may agree.

Effective Time	[5:00 p.m.], Eastern time, on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements	The audited financial statements of the relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund	The Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities	All liabilities, expenses and obligations of any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of the Acquiring Fund on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time	The close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of the Plan, the Acquiring Fund determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV	Except as otherwise provided, a Fund’s net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.	Regulatory Filings

The Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Transfer of the Acquired Fund’s Assets

The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

(a)

On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

(b)

At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(c)

Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid breaching the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions.

(d)	The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

(i)

The net value of the Assets to be conveyed by the Acquired Fund to the Acquiring Fund shall be determined as of the Valuation Time, by calculating the value of the Assets, which shall reflect the declaration of any dividend or distribution, and subtracting therefrom the amount of Liabilities, using the Acquired Fund’s then-applicable valuation procedures;

(ii)

The number of Acquisition Shares to be delivered to the Acquired Fund shall be determined by dividing the aggregate net assets of the Acquired Fund by the NAV per share of the Acquiring Fund as of the Valuation Time (for purposes of this clause, aggregate net assets means Assets of the Acquired Fund minus the Liabilities of the Acquired Fund);

(iii)

In exchange for the transfer of the Assets as required by Section 3(b) above, the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of Acquisition Shares so determined (for the avoidance of doubt, the Acquiring Fund shall not issue fractional shares);

(iv)

The NAV of each Acquisition Share to be delivered to the Acquired Fund shall be the NAV of shares of the Acquiring Fund determined as of the Valuation Time in accordance with the Acquiring Fund’s then applicable valuation procedures; and

(v)

The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts, 02114, as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities, other Assets, and all the Acquired Fund’s cash (reduced by amounts reserved to distribute in lieu of fractional Acquisition Shares) shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.

(e)

The Acquired Fund shall deliver cash payments in lieu of fractional Acquisition Shares to such Acquired Fund Stockholders who would otherwise have been entitled to receive fractional Acquisition Shares.

(f)	Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

4.	Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

(a)

At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall transfer to its Stockholders of record pro rata Acquisition Shares received by the Acquired Fund pursuant to Section 3(d) of this Plan. The transfer shall be accomplished with respect to the Acquisition Shares as follows: the Acquiring Fund shall establish accounts on its share records in the names of the Stockholders of record with respect to former Acquired Fund Stockholders and note on such accounts the number of Acquisition Shares that such former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously redeemed and cancelled on the books of the Acquired Fund. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Fund’s transfer agent. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquisition Shares, if an Acquired Fund Stockholder does not hold their Acquired Fund Shares in a brokerage account that can accept the Acquisition Shares being distributed, then such Acquired Fund Stockholder shall not receive a distribution of such Acquisition Shares and in lieu thereof shall receive a distribution of cash from the Acquired Fund equal to the net asset value of their Acquired Fund Shares; and (2) no fractional Acquisition Shares will be issued for the benefit of any Acquired Fund Stockholder.

Following distribution by the Acquired Fund to its Stockholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b)

At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund’s Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.	Certain Representations and Warranties of the Acquired Fund

The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)

The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Mutual Fund Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.

(b)

The Mutual Fund Company, on behalf of the Acquired Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(c)

The Board of Directors of the Mutual Fund Company has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Fund. Duly authorized officers of the Mutual Fund Company, on behalf of the Acquired Fund, have executed and delivered this Plan. This Plan represents a valid and binding contract of the Mutual Fund Company, on behalf of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan by the Mutual Fund Company does not, and the consummation of the transactions contemplated by this Plan will not, violate the Mutual Fund Company’s charter, its Bylaws or any material agreement to which the Acquired Fund is subject. The Mutual Fund Company does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.

(d)

The Acquired Fund is a separate series of the Mutual Fund Company that is treated as a separate corporation from each other series of the Mutual Fund Company under Section 851(g) of the Code. The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.

(e)

The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)

The Mutual Fund Company has duly authorized and validly issued all issued and outstanding shares of common stock of the Acquired Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

(g)

The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(h)	At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(i)

The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund’s most recent fiscal year-end and the results of the Acquired Fund’s operations and changes in the Acquired Fund’s net assets for the periods indicated.

(j)

To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities and reflected in its NAV.

(k)

To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

(l)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments that, if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

(m)

The Acquired Fund has filed or will file its federal income tax returns, copies of which have been previously made available to the Acquiring Fund, for all taxable years ending on or before the Closing Date, and has paid all taxes payable pursuant to such returns. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(n)

Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

(o)

The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Acquiring Fund.

(p)

The Acquisition Shares to be issued to the Acquired Fund pursuant to Section 3(d) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in Section 4(a).

(q)

The Acquired Fund, or its agents, (i) holds or has obtained a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund Stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.

6.	Certain Representations and Warranties of Acquiring Fund

The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)

The Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The ETF Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time. The Acquiring Fund is in compliance in all material respects with the 1940 Act and rules and regulations thereunder, and will not commence operations until the Closing, and immediately before the Closing Date, the Acquiring Fund will be a shell series of the ETF Company, without assets (except the amount paid for the initial share if it has not been redeemed by that time), created for the purpose of acquiring the Assets, assuming the liabilities and continuing the business of the Acquired Fund.

(b)	The ETF Company, on behalf of the Acquiring Fund, shall operate its business in the ordinary course between the date hereof and the Effective Time.

(c)

The ETF Company, on behalf of the Acquiring Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(d)

The Board of Directors of the ETF Company has duly authorized execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquiring Fund. Duly authorized officers of the ETF Company, on behalf of the Acquiring Fund, have executed and delivered the Plan. The Plan represents a valid and binding contract of the ETF Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the charter of the ETF Company, its Bylaws or any material agreement to which the Acquiring Fund is subject. The ETF Company does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Fund.

(e)

The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders of the Acquired Fund, and at the Effective Time, insofar as it relates to the Acquiring Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)

The ETF Company has duly authorized the Acquisition Shares referred to in Section 3(d) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Acquisition Shares shall be validly issued, fully paid and non-assessable, and no Stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

(g)

To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

(h)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(i)

The Acquiring Fund is a separate series of the ETF Company that is treated as a separate corporation from each other series of the ETF Company under Section 851(g) of the Code. The Acquiring Fund will take all steps necessary to qualify/has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and from and after the commencement of operations, the Acquiring Fund will be a “fund” (as defined in Section 851(g)(2) of the Code, eligible for treatment under Section 851(g)(1)) for the taxable year that will include the Closing Date, and has not taken and will not take any steps inconsistent with its qualification as such; and the Acquiring Fund intends to continue to meet those requirements and expects to so qualify for each subsequent taxable year. The Acquiring Fund: (i) is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes; (ii) holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets; and (iii) has no earnings or profits accumulated in any taxable year. Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the ETF Company prior to its commencement of operations. As of the time immediately prior to the Closing Date, there will be no issued or outstanding securities issued by the Acquiring Fund, other than nominal shares issued in a private placement to the Adviser or its affiliate to secure any required initial stockholder approvals.

(j)

The Acquiring Fund has not commenced operations and has not yet filed any income tax returns, and will file its first federal income tax return after the completion of its first taxable year after the Closing Date/Effective Time as a registered investment company on Form 1120-RIC. To the best of the Acquiring Fund’s knowledge, it will not have any tax deficiency, liability or assessment asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any taxes; and no waivers of the time to assess any such taxes are outstanding nor are any written requests for such waivers pending.

(k)

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

7.	Conditions to the Obligations of Acquiring Fund and the Acquired Fund

The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

(b)

The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

(c)

There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

(d)

The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

(i)

the Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)

no gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Assets to Acquiring Fund solely in exchange for Acquisition Shares and the assumption by Acquiring Fund of the Liabilities, or upon the distribution of Acquisition Shares to Stockholders of the Acquired Fund;

(iii)

the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(iv)

the holding period of each Asset of the Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(v)	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets of the Acquired Fund solely in exchange for Acquisition Shares and the assumption of the Liabilities;

(vi)

except with respect to cash received in lieu of fractional shares, no gain or loss will be recognized by Stockholders of the Acquired Fund upon the exchange of the Acquired Fund shares for Acquisition Shares as part of the Acquisition;

(vii)

the aggregate tax basis of the Acquisition Shares that each Stockholder of the Acquired Fund receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor reduced by any cash received in lieu of fractional shares; and

(viii)

each Acquired Fund Stockholder’s holding period for the Acquisition Shares received in the Acquisition will include the period for which such Stockholder held the Acquired Fund shares exchanged therefor, provided that the Stockholder held such Acquired Fund shares as capital assets on the date of the exchange.

The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (d), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (d).

(e)

The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

(f)

No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

(g)

The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

(h)	Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 12 of this Plan.

8.	Conditions to the Obligations of the Acquired Fund

The obligations of the Mutual Fund Company or the Acquired Fund, as applicable, with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Mutual Fund Company, on behalf of the Acquired Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

(i)

Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

(ii)

This Plan has been duly authorized, executed and delivered by the ETF Company, on behalf of the Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Acquiring Fund;

(iv)

The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the ETF Company or its Bylaws, and no approval of the Plan by the Stockholders of the Acquiring Fund is required under its charter, Bylaws or applicable law; and

(v)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the ETF Company, on behalf of the Acquiring Fund, to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquiring Fund as to factual matters.

(b)	The Mutual Fund Company, on behalf of the Acquired Fund, shall have received a letter from Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

9.	Conditions to the Obligations of Acquiring Fund

The obligations of Acquiring Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Mutual Fund Company and the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

(i)

The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

(ii)

This Plan has been duly authorized, executed and delivered by the Mutual Fund Company on behalf of the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by

Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the Acquired Fund or its Bylaws; and

(iv)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the Acquired Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

10.	Closing

(a)	The Closing shall be held at the offices of the Funds, 66 Hudson Boulevard East, 26th Floor, New York, New York 10001, or at such other time or place as the parties may agree.

(b)

In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

(c)

Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to accounts established on the records of the Acquiring Fund in the names or for the benefit of the Acquired Fund’s Stockholders. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

(d)

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

11.	Survival of Representations and Warranties

(a)

Except for Sections 5, 6, 13, 17, 18, 20, 21, 22 and 23, no representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

(b)

Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holds, of its portfolio and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by a party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.

12.	Termination of Plan

A majority of either party’s Board of Directors may terminate this Plan with respect to the applicable Fund at any time before the applicable Effective Time if: (a) the Fund’s conditions precedent set forth in Sections 7, 8 or 9 as appropriate, are not satisfied; or (b) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Acquiring Fund or Acquired Fund, as applicable, and gives notice of such termination to the other party.

13.	Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.	Brokerage Fees

Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

15.	Amendments

The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time.

16.	Waivers

At any time prior to the Closing Date, either party may, by written instrument signed by it, (a) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (b) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.	Indemnification of Directors

The ETF Company, on behalf of the Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the Mutual Fund Company’s current and former directors and officers, acting in their capacities as such, with respect to the Acquired Fund, under the Mutual Fund Company’s charter and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

18.	Cooperation and Further Assurances

Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan’s terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

19.	Updating of N-14 Registration Statement

If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

20.	Limitation on Liabilities

The obligations of the Mutual Fund Company, the Acquired Fund, the ETF Company and the Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund personally, but shall bind only the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Mutual Fund Company or ETF Company, as appropriate. No other series of the Mutual Fund Company shall be liable for the obligations of the Acquired Fund.

21.	Termination of the Acquired Fund

If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

22.	Notices

Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

For the Acquired Fund:

Sanford C. Bernstein Fund II, Inc. – Bernstein Intermediate Duration Institutional Portfolio

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Attention: Secretary

For Acquiring Fund:

AB Active ETFs, Inc. – AB Core Bond ETF

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Attention: Secretary

23.	Expenses

Direct expenses of each of the Acquired Fund and the Acquiring Fund relating to the Acquisition, including printing and mailing costs and fees of counsel to the respective Fund (excluding fees for counsel to the disinterested Directors of the Funds) will be borne by the Adviser pursuant to a separate, existing agreement between the respective Fund and the Adviser.

24.	General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in this Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

[Signature Page to Follow]

In Witness Whereof, the parties hereto have executed this Agreement and Plan of Acquisition and Termination as of the day and year first above written.

Sanford C. Bernstein Fund II, Inc. – Bernstein Intermediate Duration Institutional Portfolio

Attest:

By:

Name:		Name:

Title:		Title:

AB Active ETFs, Inc. – AB Core Bond ETF

Attest:

By:

Name:		Name:

Title:		Title:

AllianceBernstein L.P.

Attest:

By:

Name:		Name:

Title:		Title:

EXHIBIT B

There are no material differences among the Portfolios or the Companies in terms of their corporate organizational structures or the charter and Bylaws. For more information, stockholders should review the applicable charter and Bylaws in their entirety.

In addition, the following is a summary of the Limitation of Liability and Indemnification of Directors and Officers provisions from the charters and Bylaws of the Companies.

Limitation of Liability and Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of the Companies contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law. This limitation of liability does not protect any such person against any liability to a Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office.

The charters and Bylaws of the Companies generally provide for the indemnification of officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office. The directors and the interested advisory director (each an “Indemnitee”) have entered into an indemnification agreement with each Company under which the Company has agreed to indemnify each Indemnitee against any covered expense and covered liability reasonably incurred by the Indemnitee in connection with any covered proceeding arising as a result of the Indemnitee’s service to the Company, to the fullest extent permitted by law. In addition, the indemnification agreement adopts certain presumptions and procedures that may make the indemnification process and advancement of expenses more efficient.

B-1

IS-0119-0148-0167-0825

STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2025

Registration Statement on Form N-14 Filed by:

AB ACTIVE ETFs, INC.

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Acquisition of the Assets and Assumption of the Liabilities of:

California Municipal Portfolio (a series of Sanford C. Bernstein Fund, Inc.)

By, and in Exchange for the Shares of,

AB California Intermediate Municipal ETF (a series of AB Active ETFs, Inc.)

And

New York Municipal Portfolio (a series of Sanford C. Bernstein Fund, Inc.),

By, and in Exchange for the Shares of,

AB New York Intermediate Municipal ETF (a series of AB Active ETFs, Inc.)

And

Bernstein Intermediate Duration Institutional Portfolio

(a series of Sanford C. Bernstein Fund II, Inc.)

By, and in Exchange for the Shares of,

AB Core Bond ETF (a series of AB Active ETFs, Inc.)

This Statement of Additional Information (the “SAI”) is being furnished to you as a stockholder of one or more of the mutual funds listed below in which you hold shares (each, an “Acquired Portfolio”), in connection with acquisition of all of the assets and liabilities of each Acquired Portfolio by a newly-created series of AB Active ETFs, Inc. (each, an “Acquiring Portfolio”) as described in the Information Statement/Prospectus (a “Conversion”). The Acquired Portfolios and the Acquiring Portfolios are collectively referred to as the “Portfolios” and each, a “Portfolio”.

Acquired Portfolio	Corresponding Acquiring Portfolio
California Municipal Portfolio, a series of Sanford C. Bernstein Fund, Inc.	AB California Intermediate Municipal ETF, a series of AB Active ETFs, Inc.
New York Municipal Portfolio, a series of Sanford C. Bernstein Fund, Inc.	AB New York Intermediate Municipal ETF, a series of AB Active ETFs, Inc.
Bernstein Intermediate Duration Institutional Portfolio, a series of Sanford C. Bernstein Fund II, Inc.	AB Core Bond ETF, a series of AB Active ETFs, Inc.

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This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated August 1, 2025, relating to the Conversions. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to AllianceBernstein Investor Services, Inc. at P.O. Box 786003 San Antonio, TX 78278-6003 or by calling (800) 221-5672 for Information or (800) 227-4618 for Literature, or with respect to private clients of Bernstein, by contacting your Bernstein advisor, by calling 212-486-5800, or by writing to 501 Commerce Street, Nashville, TN 37203.

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Contents of the SAI

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein (is legally considered to be part of this SAI):

•	The Statement of Additional Information of Sanford C. Bernstein Fund, Inc. dated January 31, 2025, as supplemented, with respect to California Municipal Portfolio and New York Municipal Portfolio, incorporated by reference to Post-Effective Amendment No. 93 to Sanford C. Bernstein Fund, Inc.’s registration statement on Form N-1A (File Nos. 33-21844 and 811-05555) (Accession No. 0000919574-25-000546) as filed with the SEC on January 29, 2025. The Statement of Additional Information includes information about other Sanford C. Bernstein Fund, Inc. portfolios that are not relevant to the Conversions. Please disregard that information.

•	The Statement of Additional Information of Sanford C. Bernstein Fund II, Inc. dated January 31, 2025, as supplemented, with respect to Bernstein Intermediate Duration Institutional Portfolio, incorporated by reference to Post-Effective Amendment No. 35 to Sanford C. Bernstein Fund II, Inc.’s registration statement on Form N-1A (File Nos. 333-82336 and 811-21034) (Accession No. 0000919574-25-000538) as filed with the SEC on January 28, 2025.

•	The Statement of Additional Information of AB Active ETFs, Inc. dated May 12, 2025, as supplemented, with respect to AB California Intermediate Municipal ETF, AB New York Intermediate Municipal ETF and AB Core Bond ETF, incorporated by reference to Post-Effective Amendment No. 27 to AB Active ETFs, Inc.’s registration statement on Form N-1A (File Nos. 333-264818 and 811-23799) (Accession No. 0000919574-25-002839) as filed with the SEC on May 12, 2025.

•	The Statement of Additional Information of AB Active ETFs, Inc. dated July 26, 2025, as supplemented, with respect to AB California Intermediate Municipal ETF, AB New York Intermediate Municipal ETF and AB Core Bond ETF, incorporated by reference to Post-Effective Amendment No. 31 to AB Active ETFs, Inc.’s registration statement on Form N-1A (File Nos. 333-264818 and 811-23799) (Accession No. 0000919574-25-004245) as filed with the SEC on July 28, 2025.

•	The audited financial statements for the fiscal year ended September 30, 2024, including the financial highlights, for California Municipal Portfolio included in Sanford C. Bernstein Fund, Inc.’s Form N-CSR (File No. 811-05555) as filed with the SEC on December 4, 2024. Form N-CSR includes information about other Sanford C. Bernstein Fund, Inc. portfolios that are not relevant to the Conversion. Please disregard that information.

•	The audited financial statements for the fiscal year ended September 30, 2024, including the financial highlights, for New York Municipal Portfolio included in Sanford C. Bernstein Fund, Inc.’s Form N-CSR (File No. 811-05555) as filed with the SEC on December 4, 2024. Form N-CSR includes information about other Sanford C. Bernstein Fund, Inc. portfolios that are not relevant to the Conversion. Please disregard that information.

•	The audited financial statements for the fiscal year ended September 30, 2024, including the financial highlights, for Bernstein Intermediate Duration Institutional Portfolio included in Sanford C. Bernstein Fund II, Inc.’s Form-N-CSR (File No. 811-21034) as filed with the SEC on December 4, 2024.

•	The unaudited financial statements for the fiscal period ended March 31, 2025, including the financial highlights, for the California Municipal Portfolio and New York Municipal Portfolio included in Sanford C. Bernstein Fund, Inc.’s Form N-CSRS (File No. 811-05555) as filed with the SEC on June 4, 2025. Form N-CSRS includes information about other Sanford C. Bernstein Fund, Inc. portfolios that are not relevant to the Conversion. Please disregard that information.

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•	The unaudited financial statements for the fiscal period ended March 31, 2025, including the financial highlights, for Bernstein Intermediate Duration Institutional Portfolio included in Sanford C. Bernstein Fund II, Inc.’s Form N-CSRS (File No. 811-21034) as filed with the SEC on June 2, 2025.

Because each Acquiring Portfolio was newly-created for the purposes of a Conversion, the Acquiring Portfolios have not published annual or semi-annual shareholder reports. Each Acquiring Portfolio is a newly-created shell series of AB Active ETFs, Inc. with no assets or liabilities that will commence operations upon consummation of the Conversion and continue the operations of its respective Acquired Portfolio. The Advisor Class shares of California Municipal Portfolio shall be the accounting and performance survivor in the Conversion, and AB California Intermediate Municipal ETF, as the corporate survivor in the Conversion, shall adopt the accounting and performance history of the Advisor Class shares of the California Municipal Portfolio. The Advisor Class shares of New York Municipal Portfolio shall be the accounting and performance survivor in the Conversion, and the AB New York Intermediate Municipal ETF, as the corporate survivor in the Conversion, shall adopt the accounting and performance history of the Advisor Class shares of the New York Municipal Portfolio. The Intermediate Duration Institutional Class shares of Bernstein Intermediate Duration Institutional Portfolio shall be the accounting and performance survivor in the Conversion, and AB Core Bond ETF, as the corporate survivor in the Conversion, shall adopt the accounting and performance history of the Intermediate Duration Institutional Class shares of the Bernstein Intermediate Duration Institutional Portfolio.

Supplemental Financial Information

Tables showing the fees and expenses of each Acquiring Portfolio and its corresponding Acquired Portfolio, and the fees and expenses of the Acquiring Portfolio on a pro forma basis after giving effect to the proposed Conversion, are included in the “Comparison of Fees” section in the Information Statement/Prospectus. A Conversion will not result in a material change to an Acquired Portfolio’s investment portfolio due to the investment objective, strategies and restrictions of the Acquired Portfolio being identical to its corresponding Acquiring Portfolio. As a result, a schedule of investments of each Acquired Portfolio modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of each Acquired Portfolio as compared to those of its Acquiring Portfolio.

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